                            ASSET PURCHASE AGREEMENT

                           dated as of March 17, 1995

                                 By and Between

                         ALCATEL NA CABLE SYSTEMS, INC.

                                       and

                            ALCATEL CANADA WIRE INC.,

                                 as Sellers, and

              SUPERIOR TELETEC INC. and SUPERIOR CABLE CORPORATION,

                                  as Purchasers

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                                                                            Page
                                                                            ----

TABLE OF CONTENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . i

ARTICLE I    DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE II   SALE OF ASSETS AND ASSUMPTION OF LIABILITIES. . . . . . . . . . . 2

     Section 2.01   Assets to be Purchased and Sold. . . . . . . . . . . . . . 2
     Section 2.02   Liabilities to be Assumed. . . . . . . . . . . . . . . . . 8

ARTICLE III  PURCHASE PRICE AND ADJUSTMENTS THERETO. . . . . . . . . . . . . .12

     Section 3.01   Purchase Price . . . . . . . . . . . . . . . . . . . . . .12
     Section 3.02   Adjustment of Purchase Price . . . . . . . . . . . . . . .13
     Section 3.03   Allocation of the Purchase Price.. . . . . . . . . . . . .15
     Section 3.04   Guaranty . . . . . . . . . . . . . . . . . . . . . . . . .16

ARTICLE IV   CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16

     Section 4.01   Closing and Closing Date . . . . . . . . . . . . . . . . .16
     Section 4.02   Transfer Taxes . . . . . . . . . . . . . . . . . . . . . .16

ARTICLE V    REPRESENTATIONS AND WARRANTIES OF SELLERS . . . . . . . . . . . .18

     Section 5.01   Corporate Organization and Authority . . . . . . . . . . .18
     Section 5.02   Foreign Qualification. . . . . . . . . . . . . . . . . . .18
     Section 5.03   No Conflicts and Consent Requirements. . . . . . . . . . .18
     Section 5.04   Governmental Approvals and Filings . . . . . . . . . . . .19
     Section 5.05   Financial Statements . . . . . . . . . . . . . . . . . . .19
     Section 5.06   Changes of Financial Condition . . . . . . . . . . . . . .20
     Section 5.07   Real Property. . . . . . . . . . . . . . . . . . . . . . .20
     Section 5.08   Tangible Personal Property . . . . . . . . . . . . . . . .21
     Section 5.09   Inventory and Accounts Receivable. . . . . . . . . . . . .22
     Section 5.10   Vehicles . . . . . . . . . . . . . . . . . . . . . . . . .22
     Section 5.11   Intellectual Property Rights . . . . . . . . . . . . . . .22
     Section 5.12   Material Contracts . . . . . . . . . . . . . . . . . . . .23
     Section 5.13   Tax Matters. . . . . . . . . . . . . . . . . . . . . . . .24
     Section 5.14   Litigation and Claims. . . . . . . . . . . . . . . . . . .25
     Section 5.15   Compliance With Laws and Orders. . . . . . . . . . . . . .25
     Section 5.16   Labor Matters. . . . . . . . . . . . . . . . . . . . . . .25
     Section 5.17   Employee Benefits. . . . . . . . . . . . . . . . . . . . .25
     Section 5.18   Licenses . . . . . . . . . . . . . . . . . . . . . . . . .30
     Section 5.19   Insurance Programs . . . . . . . . . . . . . . . . . . . .30
     Section 5.20   Environmental Matters. . . . . . . . . . . . . . . . . . .30
     Section 5.21   Relationship With Affiliates . . . . . . . . . . . . . . .31
     Section 5.22   Brokers. . . . . . . . . . . . . . . . . . . . . . . . . .31
     Section 5.23   No Guarantees. . . . . . . . . . . . . . . . . . . . . . .31
     Section 5.24   Substantial Customers and Suppliers. . . . . . . . . . . .32
     Section 5.25   Jointly Used Property. . . . . . . . . . . . . . . . . . .32
     Section 5.26   Residency. . . . . . . . . . . . . . . . . . . . . . . . .32
     Section 5.27   Certain Business Matters . . . . . . . . . . . . . . . . .32
     Section 5.28   Disclosure . . . . . . . . . . . . . . . . . . . . . . . .32

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ARTICLE VI   REPRESENTATIONS AND WARRANTIES OF PURCHASERS. . . . . . . . . . .33

     Section 6.01   Corporate Organization and Authority . . . . . . . . . . .33
     Section 6.02   Foreign Qualification. . . . . . . . . . . . . . . . . . .33
     Section 6.03   No Conflicts and Consent Requirements. . . . . . . . . . .33
     Section 6.04   Governmental Approvals and Filings . . . . . . . . . . . .34
     Section 6.05   Litigation and Claims. . . . . . . . . . . . . . . . . . .34
     Section 6.06   Compliance with Laws and Orders. . . . . . . . . . . . . .34
     Section 6.07   Brokers. . . . . . . . . . . . . . . . . . . . . . . . . .35
     Section 6.08   Financing. . . . . . . . . . . . . . . . . . . . . . . . .35
     Section 6.09   Acknowledgement. . . . . . . . . . . . . . . . . . . . . .35
     Section 6.10   GST Registration . . . . . . . . . . . . . . . . . . . . .35
     Section 6.11   Disclosure . . . . . . . . . . . . . . . . . . . . . . . .35

ARTICLE VII  EMPLOYEE MATTERS. . . . . . . . . . . . . . . . . . . . . . . . .35

     Section 7.01   Employment . . . . . . . . . . . . . . . . . . . . . . . .35
     Section 7.02   Employee Benefits - US . . . . . . . . . . . . . . . . . .37
     Section 7.03   Employee Benefits - Canada . . . . . . . . . . . . . . . .45
     Section 7.04   No Third Party Beneficiary . . . . . . . . . . . . . . . .51

ARTICLE VIII ADDITIONAL AGREEMENTS OF SELLERS. . . . . . . . . . . . . . . . .51

     Section 8.01   Operation of Business. . . . . . . . . . . . . . . . . . .51
     Section 8.02   Access to Books and Records of Business. . . . . . . . . .51
     Section 8.03   Governmental Filings . . . . . . . . . . . . . . . . . . .51
     Section 8.04   Notice of Estimated Canadian Business
                    Value. . . . . . . . . . . . . . . . . . . . . . . . . . .52
     Section 8.05   Delivery of Documents. . . . . . . . . . . . . . . . . . .52

ARTICLE IX   ADDITIONAL AGREEMENTS OF PURCHASERS . . . . . . . . . . . . . . .52

     Section 9.01   Governmental Filings . . . . . . . . . . . . . . . . . . .52
     Section 9.02   Release of Guaranties, Etc . . . . . . . . . . . . . . . .52
     Section 9.03   Resale Certificates. . . . . . . . . . . . . . . . . . . .53
     Section 9.04   Safe Harbor Lease Notice . . . . . . . . . . . . . . . . .53

ARTICLE X    ADDITIONAL MUTUAL AGREEMENTS. . . . . . . . . . . . . . . . . . .53

     Section 10.01  Condition of Assets; No Warranty . . . . . . . . . . . . .53
     Section 10.02  Confidentiality. . . . . . . . . . . . . . . . . . . . . .53
     Section 10.03  Maintenance of Records . . . . . . . . . . . . . . . . . .54
     Section 10.04  Consents . . . . . . . . . . . . . . . . . . . . . . . . .55
     Section 10.05  Cooperation in Litigation. . . . . . . . . . . . . . . . .55
     Section 10.06  Environmental Matters. . . . . . . . . . . . . . . . . . .56
     Section 10.07  Business Dealings Post-Closing . . . . . . . . . . . . . .57
     Section 10.08  Joint Contracts and Claremont Tangible
                    Assets . . . . . . . . . . . . . . . . . . . . . . . . . .57
     Section 10.09  License. . . . . . . . . . . . . . . . . . . . . . . . . .58
     [Section 10.10 Intentionally left blank]. . . . . . . . . . . . . . . . .58
     Section 10.11  Access to Facilities Following Closing For
                    Environmental Remediation. . . . . . . . . . . . . . . . .58
     Section 10.12  Collection and Repurchase of U.S. Accounts Receivable. . .59

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     Section 10.13  Collection and Repurchase of Canadian Accounts
                    Receivable . . . . . . . . . . . . . . . . . . . . . . . .59
     Section 10.14  Updating Schedules . . . . . . . . . . . . . . . . . . . .60

ARTICLE XI   CONDITIONS TO OBLIGATIONS OF PURCHASERS . . . . . . . . . . . . .60

     Section 11.01  Accuracy of Representations and Warranties . . . . . . . .60
     Section 11.02  Performance of Agreements. . . . . . . . . . . . . . . . .61
     Section 11.03  Bring-Down Certificate . . . . . . . . . . . . . . . . . .61
     Section 11.04  Title Documents. . . . . . . . . . . . . . . . . . . . . .61
     Section 11.05  Sellers' Documents . . . . . . . . . . . . . . . . . . . .61
     Section 11.06  Related Agreements . . . . . . . . . . . . . . . . . . . .62
     Section 11.07  Material Adverse Change. . . . . . . . . . . . . . . . . .62
     Section 11.08  No Adverse Proceedings . . . . . . . . . . . . . . . . . .62
     Section 11.09  Other Assurances . . . . . . . . . . . . . . . . . . . . .63
     Section 11.10  Consents and Approvals . . . . . . . . . . . . . . . . . .63
     Section 11.11  Remediation Commitment . . . . . . . . . . . . . . . . . .63
     Section 11.12  Satisfaction of Commitment Conditions. . . . . . . . . . .63

ARTICLE XII  CONDITIONS TO OBLIGATIONS OF SELLERS. . . . . . . . . . . . . . .64

     Section 12.01  Accuracy of Representations and Warranties . . . . . . . .64
     Section 12.02  Performance of Agreements. . . . . . . . . . . . . . . . .64
     Section 12.03  Bring-Down Certificate . . . . . . . . . . . . . . . . . .64
     Section 12.04  Purchaser's Documents. . . . . . . . . . . . . . . . . . .64
     Section 12.05  Environmental Investigation. . . . . . . . . . . . . . . .65
     Section 12.06  Related Agreements . . . . . . . . . . . . . . . . . . . .66
     Section 12.07  No Adverse Proceedings . . . . . . . . . . . . . . . . . .66
     Section 12.08  Other Assurances . . . . . . . . . . . . . . . . . . . . .66
     Section 12.09  Consents and Approvals . . . . . . . . . . . . . . . . . .66

ARTICLE XIII SURVIVAL AND INDEMNIFICATION. . . . . . . . . . . . . . . . . . .67

     Section 13.01  Survival . . . . . . . . . . . . . . . . . . . . . . . . .67
     Section 13.02  Indemnification by Sellers . . . . . . . . . . . . . . . .67
     Section 13.03  Indemnification by Purchasers. . . . . . . . . . . . . . .67
     Section 13.04  Method of Asserting Claims . . . . . . . . . . . . . . . .68
     Section 13.05  Continued Liability for Indemnity Claims . . . . . . . . .71
     Section 13.06  Limitations on Indemnification . . . . . . . . . . . . . .71
     Section 13.07  Exclusive Remedies . . . . . . . . . . . . . . . . . . . .72
     Section 13.08  Time Limits on Claims. . . . . . . . . . . . . . . . . . .72
     Section 13.09  Specific Performance . . . . . . . . . . . . . . . . . . .73

ARTICLE XIV  TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . .73

     Section 14.01  General. . . . . . . . . . . . . . . . . . . . . . . . . .73
     Section 14.02  Continuing Obligations on Termination. . . . . . . . . . .73

ARTICLE XV   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .74

ARTICLE XVI  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . .84

     Section 16.01  Notices. . . . . . . . . . . . . . . . . . . . . . . . . .84
     Section 16.02  Bulk Transfer Compliance . . . . . . . . . . . . . . . . .85
     Section 16.03  Fees and Expenses. . . . . . . . . . . . . . . . . . . . .85

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     Section 16.04  Public Announcements . . . . . . . . . . . . . . . . . . .86
     Section 16.05  Entire Agreement . . . . . . . . . . . . . . . . . . . . .86
     Section 16.06  Waiver; Remedies . . . . . . . . . . . . . . . . . . . . .86
     Section 16.07  Amendment. . . . . . . . . . . . . . . . . . . . . . . . .86
     Section 16.08  Benefits and Binding Effect. . . . . . . . . . . . . . . .86
     Section 16.09  Captions . . . . . . . . . . . . . . . . . . . . . . . . .86
     Section 16.10  Exhibits and Schedules . . . . . . . . . . . . . . . . . .86
     Section 16.11  Governing Law. . . . . . . . . . . . . . . . . . . . . . .86
     Section 16.12  Counterparts . . . . . . . . . . . . . . . . . . . . . . .87
     Section 16.13  Severability . . . . . . . . . . . . . . . . . . . . . . .87
     Section 16.14  No Third Party Beneficiary . . . . . . . . . . . . . . . .87


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                            ASSET PURCHASE AGREEMENT


     THIS ASSET PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of the 17th day of March, 1995 by and among ALCATEL NA CABLE SYSTEMS, INC., a Delaware corporation with its principal place of business in Hickory, North Carolina, U.S.A. (the "U.S. SELLER"), ALCATEL CANADA WIRE INC., an Ontario corporation with its principal place of business in North York, Ontario, Canada (the "CANADIAN SELLER"), SUPERIOR TELETEC INC., a Georgia corporation with its principal place of business in Atlanta, Georgia, U.S.A. (the "U.S. PURCHASER") and SUPERIOR CABLE CORPORATION, an Ontario corporation with its principal place of business in Ontario, Canada (the "CANADIAN PURCHASER").

                              W I T N E S S E T H:

     WHEREAS, U.S. Seller is engaged through its Alcatel Telecommunications Cable Division in the business of manufacturing and selling copper telecommunications toll and exchange cable at facilities located in Tarboro, North Carolina, U.S.A. and Elizabethtown, Kentucky, U.S.A. which are operated with the support of certain specifically designated personnel, assets and operations located at the Alcatel Telecommunications Cable headquarters in Claremont, North Carolina, U.S.A. and at sales offices located in Schaumberg, Illinois, U.S.A., Overland Park, Kansas, U.S.A., and Greensboro, North Carolina, U.S.A. (collectively, the "U.S. BUSINESS");

     WHEREAS, Canadian Seller is engaged through its Alcatel Telecommunications Cable Division in the business of manufacturing and selling copper telecommunications toll and exchange cable at facilities, located in Winnipeg, Manitoba, Canada (collectively, the "CANADIAN BUSINESS");

     WHEREAS, U.S. Seller and Canadian Seller (individually a "SELLER" and, collectively, the "SELLERS") operate the U.S. Business and the Canadian Business (collectively, the "BUSINESS") on a combined basis as a single business unit;

     WHEREAS, U.S. Purchaser and Canadian Purchaser (individually a "PURCHASER" and, collectively, the "PURCHASERS") own and operate a business similar to the Business;

     WHEREAS, U.S. Seller desires to sell and transfer to U.S. Purchaser, and U.S. Purchaser desires to purchase and acquire from U.S. Seller, certain assets of U.S. Seller relating to the Business, and U.S. Purchaser has agreed to assume certain liabilities of U.S. Seller relating to the Business, in each case on the terms and conditions set forth in this Agreement;

     WHEREAS, Canadian Seller desires to sell and transfer to Canadian Purchaser, and Canadian Purchaser desires to purchase and acquire from Canadian Seller, certain assets of Canadian Seller relating to the Business, and Canadian Purchaser has agreed to assume certain liabilities of Canadian Seller relating to the Business, in each case on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and intending to be legally bound, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     Certain capitalized terms used herein are defined at various places in the text of this Agreement. Capitalized terms not defined in this manner shall have the meanings set forth in Article XV hereof.


                                   ARTICLE II

                  SALE OF ASSETS AND ASSUMPTION OF LIABILITIES

     Section 2.01   ASSETS TO BE PURCHASED AND SOLD.

     (a) SALE OF ASSETS. Subject to the terms and conditions set forth in this Agreement, at the Closing, U.S. Seller shall sell, transfer and convey to U.S. Purchaser, and U.S. Purchaser shall purchase and acquire from U.S. Seller, all of the right, title and interest of U.S. Seller in, to and under the Assets and Properties of U.S. Seller used or held for use in connection with the Business described in Section 2.01(b) hereof (collectively, the "U.S. ASSETS"). Subject to the terms and conditions set forth in this Agreement, at the Closing, Canadian Seller shall sell, transfer and convey to Canadian Purchaser, and Canadian Purchaser shall purchase and acquire from Canadian Seller, all of the right, title and interest of Canadian Seller in, to and under the Assets and Properties of Canadian Seller used or held for use in connection with the Business described in Section 2.01(b) hereof (collectively, the "CANADIAN ASSETS"). (The U.S. Assets and the Canadian Assets are referred to herein, collectively, as the "ASSETS").

     (b) DESCRIPTION OF ASSETS. The Assets and Properties of each Seller referred to in Section 2.01(a) above shall mean the following Assets and Properties of such Seller used or held for use in connection with the Business as the same shall exist on the Closing Date (and, if any such Assets and Properties are described on a Schedule hereto as provided below, such Schedule shall separately reflect such Assets and Properties of each Seller described thereon); provided that the following shall not include any Excluded Assets:

                 (i) REAL PROPERTY. The real property of such Seller described in SCHEDULE 2.01(b)(i) hereof, and all

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     easements and rights-of-way relating thereto and all other rights arising out of the ownership thereof or appurtenant thereto (collectively, with respect to both Sellers, the "REAL PROPERTY"), together with all buildings, structures, facilities, fixtures and other improvements thereto (collectively, with respect to both Sellers, the "IMPROVEMENTS").

                (ii) REAL PROPERTY LEASES. (A) the leases and subleases of real property described in SCHEDULE 2.01(b)(ii)(A) hereof as to which such Seller is the lessor or sublessor and (B) to the extent their transfer is permitted under the terms thereof, the leases and subleases of real property described in SCHEDULE 2.01(b)(ii)(B) hereof as to which such Seller is the lessee or sublessee, and in each case all other rights appurtenant to or related to such leases and subleases (such leases and subleases are referred to herein, collectively with respect to both Sellers, as the "REAL PROPERTY LEASES").

               (iii) INVENTORY. All inventories of raw materials, work-in-process, finished goods, products under research and development, demonstration equipment, office and other supplies, parts, packaging materials and other accessories related thereto which are held at, or are in transit from or to, the locations at which the Business is conducted, or located at customers' premises on consignment (other than consigned inventory held by Southwestern Bell and accessories inventory located in Winston-Salem, North Carolina, U.S.A.), in each case, which are used or held for use by such Seller solely in the conduct of the Business, together with all rights of such Seller against suppliers of such inventories (collectively, with respect to both Sellers, the "INVENTORY").

                (iv) ACCOUNTS RECEIVABLE. All trade accounts receivable, all notes, bonds and other evidences of indebtedness and rights to receive payments in each case arising out of sales occurring in the conduct of the Business (except intracompany or interdivision receivables and receivables from any Affiliate of such Seller and except any right to receive payment from Southwestern Bell relating to the consigned inventory described in the preceding subparagraph (iii)), including all rights of such Seller under any security arrangements securing the payment thereof and all rights of such Seller with respect to any collection procedures (if any) or any other actions or proceedings (if any) which have been commenced in connection therewith (collectively, with respect to both Sellers, the "ACCOUNTS RECEIVABLE").

                 (v) TANGIBLE PERSONAL PROPERTY. All furniture, furnishings, fixtures, equipment, machinery, tools, reels and other tangible personal property (other than Inventory, Vehicles and the fiber cable manufacturing assets located at the Winnipeg, Manitoba, Canada facility described in
     Section 2.01(c)(xiii)) used or held for use by such Seller solely in the conduct of the Business, (A) at the locations at which the Business is conducted in Elizabethtown, Kentucky, U.S.A., Tarboro North Carolina, U.S.A., Schaumberg, Illinois, U.S.A., Overland Park, Kansas, U.S.A., Greensboro, North Carolina, U.S.A., and Winnipeg, Manitoba, Canada, or
     (B) at customers' premises on consignment, and the Claremont Tangible Assets required to be included in Assets pursuant to Section 10.08 hereof (collectively, with respect to both Sellers, the "TANGIBLE PERSONAL PROPERTY").

                (vi) PERSONAL PROPERTY LEASES. Subject to Section 10.04 hereof, all leases of Tangible Personal Property to which such Seller is a party as lessee or sublessee thereunder and which are utilized solely in the conduct of the Business including, without limitation, the leases of Tangible Personal Property described in SCHEDULE 2.01(b)(vi) (such leases and subleases whether or not transferrable are referred to herein, collectively with respect to both Sellers, as the "PERSONAL PROPERTY LEASES"), except that, with respect to the Safe Harbor Leases, only the rights thereunder relating to the Safe Harbor Equipment shall be transferred.

               (vii) BUSINESS CONTRACTS. Subject to Section 10.04 hereof and except for any Contract which may result from Sellers' 10/24/94 quote to Bell South RFQ 94-0208-MBE, all Contracts to which such Seller is a party and which are utilized solely in the conduct of the Business, including without limitation such Contracts relating to suppliers, sales representatives, distributors, customers, marketing arrangements and manufacturing arrangements (other than the Real Property Leases, the Personal Property Leases, the Accounts Receivable, the U.S. Union Contract and the Canadian Union Contract) (such Contracts, whether or not transferrable, are referred to herein, collectively with respect to both Sellers, as the "BUSINESS CONTRACTS").

              (viii) UNION CONTRACT. That certain 1990/1995 Agreement between Alcatel NA Cable Systems, Inc. Elizabethtown, Kentucky and the International Union of Electronic, Electrical, Technical, Salaried Machine and Furniture Workers, AFL-CI0 and its Local #690, dated July 27, 1990, as amended (the "U.S. UNION CONTRACT") and that certain August 14, 1994 to March 31, 1997 Collective Agreement between Alcatel Canada Wire Inc. and Local Union 1572, International Brotherhood of Electrical Workers executed on October 17, 1994 (the "CANADIAN UNION CONTRACT").

                (ix) PREPAID EXPENSES. All prepaid expenses of such Seller relating to any Assumed Liability of the Business as described in the Final Closing Date Schedule of

     Net Assets (collectively, with respect to both Sellers, the "PREPAID EXPENSES").

                 (x) INTELLECTUAL PROPERTY. All Intellectual Property owned by such Seller and used or held for use by such Seller solely in the conduct of the Business (including such Seller's goodwill therein) except
     (A) any patents of such Seller and (B) subject to Section 10.09, any Intellectual Property acquired or used by such Seller under or pursuant to the General Relations Agreement among such Seller and one or more of its Affiliates or under or pursuant to any cross-license agreement between or among such Seller or any of its Affiliates and third parties (collectively, with respect to both Sellers, the "BUSINESS INTELLECTUAL PROPERTY").

                (xi) LICENSES. To the extent their transfer is permitted under the terms thereof or under applicable Laws, all Licenses (including applications therefor) utilized by such Seller solely in the conduct of the Business (collectively, with respect to both Sellers, the "BUSINESS LICENSES").

               (xii)     VEHICLES.  The motor vehicles of such Seller listed in
     SCHEDULE 2.01(b)(xii) hereof (collectively, with respect to both Sellers, the "VEHICLES").

              (xiii) SECURITY DEPOSITS. All security deposits made by such Seller as lessee or sublessee under the Real Property Leases.

               (xiv) BUSINESS RECORDS. All files, documents, instruments, papers, books and records used or held for use by such Seller solely in the conduct of the Business including without limitation financial statements and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, architectural plans, surveys, studies, reports, promotional, instructional or educational documentation, and other general, administrative or marketing information; provided, however, that the foregoing shall not include any Tax Returns of such Seller and shall include copies, and not originals, of all financial books and records described above (collectively, with respect to both Sellers, the "BUSINESS RECORDS").

                (xv) RIGHTS UNDER WARRANTIES. All rights and remedies of such Seller against third parties under warranties, or with respect to claims for defects in workmanship, manufacturing or design, relating to any of the Assets.

               (xvi) GOODWILL. All goodwill relating to the Business and the foregoing Assets and Properties of such Seller.

              (xvii) CLAIMS AGAINST TRANSPORTERS. All claims of such Seller against transporters for damaged goods relating to any customer claims or credit notes assumed by either Purchaser.

             (xviii)     OTHER ASSETS.  Any other Assets of such Seller
     reflected on the Final Closing Date Schedule of Net Assets pursuant to the Accounting Policies.

     (c) EXCLUDED ASSETS. Notwithstanding anything in this Agreement to the contrary, the Assets of each Seller to be purchased and sold hereunder shall not include the following Assets and Properties of such Seller in existence on the Closing Date (the "EXCLUDED ASSETS"):

                 (i) CASH. Cash, bank deposits, certificates of deposit, commercial paper, treasury bills, marketable securities and other cash equivalents.

                (ii) CORPORATE RECORDS. Such Seller's corporate seals, minute books, stock record books, corporate charter documents, qualifications to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, blank stock certificates, Tax Returns, original financial books and records and such other books and records as pertain to the organization, existence or share capitalization of such Seller (it being understood that, as provided in Section 2.01(b)(xiv) hereof, the Assets and Properties of such Seller to be purchased and sold hereunder will include copies of such financial books and records used or held for use by such Seller solely in the conduct of the Business).

               (iii) CERTAIN PREPAID EXPENSES. All prepaid expenses of such Seller not described in the Final Closing Date Schedule of Net Assets.

                (iv) INSURANCE. All casualty, liability or other policies of insurance of such Seller relating to the operation of the Business or the Assets or, subject to Article VII, covering any Employees and rights thereunder and, subject to Article VII, all rights under self-insurance programs maintained or established with respect to the Business (collectively, the "INSURANCE PROGRAMS").

                 (v) EMPLOYEE BENEFIT PLANS. Except as provided in Article VII hereof, all U.S. Seller Benefit Plans and all assets owned or held by any U.S. Seller Benefit Plans and any funds set aside or provided for by Canadian Seller or by any third party custodian to fund Canadian Seller's obligations under any Canadian Seller Benefit Plans.

                (vi) TAX REFUNDS; CLAIMS. All claims and rights of such Seller to any Tax refunds, Tax refund claims and Tax credits, deductions or other Tax benefits of such Seller, including those benefits created as a result of adjustments made in connection with any audit.

               (vii) LITIGATION CLAIMS. Any rights, claims and recoveries under litigation of such Seller (against third parties or otherwise) relating to the Business, other than any collection procedures or any other actions or proceedings relating to Accounts Receivable and other than rights and remedies described in Section 2.01(b)(xv).

              (viii)     TRADENAMES, TRADEMARKS AND LOGOS.  Subject to Section
     10.09 hereof, all of such Seller's right, title and interest in, to and under the trademarks and/or names and/or logos containing "Alcatel", "Alcatel Telecommunications Cable", "Alcatel Canada Wire" and/or "Canada Wire and Cable".

                (ix) CERTAIN INTELLECTUAL PROPERTY. The rights, title and interest of such Seller in any Intellectual Property used or held for use by such Seller in the Business under or pursuant to the General Relations Agreement among such Seller and one or more of its Affiliates (subject to Section 10.09 hereof) or under or pursuant to any cross-license agreements between or among such Seller and any of its Affiliates and third parties and all patents of such Seller.

                 (x) EXCLUDED OBLIGATIONS. The rights and privileges of such Seller in, to or under all Contracts of any nature, the obligations of such Seller under which expressly are not assumed by either Purchaser pursuant to Section 2.02(c) hereof, subject to Section 10.04 hereof.

                (xi) RIGHTS UNDER AGREEMENT. Such Seller's rights under this Agreement, any other agreement contemplated hereby or any other agreement between either Purchaser and such Seller entered into on or after the date hereof.

               (xii) CERTAIN RECEIVABLES. All intracompany and interdivision receivables and receivables existing prior to Closing from any Affiliate of such Seller.

              (xiii) FIBER ASSETS. Any fiber cable manufacturing assets located at the facilities of the Business in Winnipeg, Manitoba and described on SCHEDULE 2.01(c)(xiii) HEREOF.

               (xiv) OTHER ASSETS. All of the other Assets and Properties of such Seller not specifically included within the definition of "Assets".

     Section 2.02   LIABILITIES TO BE ASSUMED.

     (a) ASSUMPTION OF LIABILITIES. Subject to the terms and conditions set forth in this Agreement, at the Closing, U.S. Purchaser shall assume and agree to pay, perform and discharge when due, the Liabilities and obligations of U.S. Seller described in Section 2.02(b) hereof (the "ASSUMED U.S. LIABILITIES"). Subject to the terms and conditions set forth in this Agreement, at the Closing, Canadian Purchaser will assume and agree to pay, perform and discharge when due, the Liabilities and obligations of Canadian Seller described in section 2.02(b) hereof (the "ASSUMED CANADIAN LIABILITIES"). (The Assumed U.S. Liabilities and the Assumed Canadian Liabilities are referred to herein, collectively, as the "ASSUMED LIABILITIES"). Except as expressly provided in this Agreement (including, without limitation, Article VII hereof), Purchasers shall assume no Liabilities of Sellers other than the Assumed Liabilities.

     (b) DESCRIPTION OF ASSUMED LIABILITIES. The Liabilities and obligations of each Seller referred to in Section 2.02(a) above shall mean the following Liabilities and obligations of such Seller arising in connection with the operation of the Business as the same shall exist on the Closing Date (and, if any such Liabilities and obligations are described on a Schedule hereto as provided below, such Schedule shall separately reflect such Liabilities and obligations of each Seller):

                 (i) REAL PROPERTY OBLIGATIONS AND PERSONAL PROPERTY OBLIGATIONS. All obligations of such Seller relating to the ownership of the Real Property to be performed on or after the Closing Date (including, without limitation, all such obligations (A) under all easements and rights-of-way relating thereto, (B) regarding ad valorem property taxes relating thereto, and (C) regarding rents and utilities) and all obligations of such Seller under the Real Property Leases to be performed on or after the Closing Date, but in any event, excluding such obligations described in Section 2.02(c)(ii) hereof. All obligations of such Seller relating to the ownership of the Tangible Personal Property to be performed on or after the Closing Date (including, without limitation, all such obligations regarding ad valorem property taxes relating thereto).

                (ii) ACCOUNTS PAYABLE. All obligations of such Seller with respect to accounts payable of the Business reflected or reserved against in the Final Closing Date Schedule of Net Assets which shall not include
     (A) intracompany or interdivision accounts payable in favor of other divisions of such Seller and accounts payable to any Affiliate of such Seller (other than any accounts payable to other divisions of such Seller for the supply of copper rod) and (B) accounts payable of such Seller with respect to which checks have been provided but not presented for payment as of the Closing Date.

               (iii)     PERSONAL PROPERTY LEASE OBLIGATIONS.  Subject to
     Section 10.04, all obligations of such Seller under the Personal Property Leases to be performed on or after the Closing Date, except that, with respect to the safe harbor leases identified on SCHEDULE 2.02(b)(iii)(A) hereof (the "SAFE HARBOR LEASES"), only the obligations of such Seller thereunder relating to the equipment described on SCHEDULE 2.02(b)(iii)(B) hereof (the "SAFE HARBOR EQUIPMENT") to be performed on or after the Closing Date shall be assumed.

                (iv) OBLIGATIONS UNDER BUSINESS CONTRACTS AND BUSINESS LICENSES. Subject to Section 10.04 hereof, all obligations of such Seller under the Business Contracts and Business Licenses to be performed on or after the Closing Date, all purchase and supply commitments in favor of or with any division or Affiliate of such Seller and all commitments and arrangements with respect to any Inventory which is held for use in the Business by such Seller on consignment from any supplier thereof.

                 (v) OBLIGATIONS UNDER UNION CONTRACTS, ETC. All obligations of such Seller under the U.S. Union Contract and all obligations of such Seller under the Canadian Union Contract in each case to be performed on or after the Closing Date.

                (vi) ACCRUED EXPENSES. All obligations of such Seller with respect to accrued expenses reflected or reserved against in the Final Closing Date Schedule of Net Assets pursuant to the Accounting Policies.

               (vii) SECURITY DEPOSITS. All obligations of such Seller with respect to any security deposit held by such Seller as lessor or sublessor under the Real Property Leases and all obligations of such Seller with respect to any deposit held by such Seller in respect of reels which are returnable by customers of the Business.

              (viii) WARRANTY LIABILITY. All obligations and Liabilities of such Seller pursuant to product warranties or otherwise for repair or replacement of, or refund for, damaged, defective or returned products or goods sold by the Business except with respect to the warranty claim made by Jiangxi Import and Export Corporation and/or Nanchang (the "CHINA WARRANTY CLAIM").

                (ix) PRODUCT LIABILITIES. All obligations and Liabilities of such Seller arising out of or with respect to claims by any Person for damage or injury suffered as a result of defective products, parts or components included in the Inventory.

                 (x) EMPLOYEE MATTERS. All obligations and Liabilities of such Seller relating to Employees and employee benefits pursuant to and to the extent provided in Article VII hereof.

                (xi) CERTAIN AGREEMENTS. All obligations and Liabilities of such Seller to or in favor of bonding companies or banks with respect to performance or other bonds issued by such companies or equivalent letters of credit in connection with the Business to be performed on or after the Closing Date, all of which are described on SCHEDULE 2.02(b)(xi) hereof.

               (xii) HEDGING AGREEMENTS. Subject to Section 10.04, all obligations and Liabilities of such Seller under or pursuant to those copper and currency hedging agreements or arrangements described on
     SCHEDULE 2.02(b)(xii) hereof.

              (xiii) CONSIGNED INVENTORY. All obligations of such Seller with respect to inventory held by such Seller pursuant to any consignment arrangements with the supplier of such inventory.

             (xiv) CREDIT NOTES. All credit notes issued by either Seller to customers.

                (xv) OTHER LIABILITIES. Any other Liabilities or obligations of such Seller reserved against or reflected on the Final Closing Date Schedule of Net Assets pursuant to the Accounting Policies.

     (c) RETAINED LIABILITIES. Except as expressly provided in this Agreement (including, without limitation, Article VII hereof) and except for the Assumed U.S. Liabilities, U.S. Purchaser shall not assume pursuant to this Agreement or the transactions contemplated hereby, and shall have no liability for, any Liabilities or obligations of U.S. Seller (including, without limitation, those related to the Business) of any kind, character or description whatsoever (the "RETAINED U.S. LIABILITIES"). U.S. Seller shall discharge in a timely manner, or shall make adequate provision for, all of the Retained U.S. Liabilities; provided that U.S. Seller may contest, in good faith, any such claim of liability asserted in respect thereof by any Person other than U.S. Purchaser.

     Except as expressly provided in this Agreement (including, without limitation, Article VII hereof) and except for the Assumed Canadian Liabilities, Canadian Purchaser shall not assume pursuant to this Agreement or the transactions contemplated hereby, and shall have no liability for, any Liabilities or obligations of Canadian Seller (including, without limitation, those related to the Business) of any kind, character or description whatsoever (the "RETAINED CANADIAN LIABILITIES"). Canadian Seller shall discharge in a timely manner, or shall make adequate provision for, all of the Retained Canadian Liabilities, PROVIDED that Canadian Seller may contest, in good faith, any such claim of liability asserted in respect thereof by any Person other than Canadian Purchaser. (The Retained U.S. Liabilities and the Retained Canadian Liabilities are referred to herein, collectively, as the "RETAINED LIABILITIES").

     Without limiting the foregoing, the Retained Liabilities shall include the following:

                 (i) PRODUCT LIABILITIES. All obligations and Liabilities of either Seller arising out of or with respect to claims by any Person for damage or injury suffered as the result of defective products sold by such Seller with respect to the Business prior to the Closing Date.

                (ii) CERTAIN ENVIRONMENTAL LIABILITIES. All obligations and Liabilities of either Seller, whether or not identified in connection with the environmental assessments undertaken pursuant to Section 10.06(a), resulting from (A) the presence or Release of any Hazardous Material at, on, or under the Real Property or any real property subject to the Real Property Leases, to the extent such Hazardous Material was present or such Release occurred, prior to the Closing, and any Environmental Law in effect at the time of the Closing required investigation, assessment, monitoring, corrective action, remediation or reporting to any Governmental Authority of such presence or Release at the time of Closing, (B) the violation of any Environmental Law by either Seller prior to Closing or (C) the disposal by either Seller at a site other than the Real Property of any Hazardous Materials generated in connection with the Business, the Assets or the Real Property prior to the Closing.

               (iii) FINES AND PENALTIES. All civil and criminal fines and penalties imposed upon either Seller by any Governmental Authority with respect to the operation of the Business prior to Closing.

                (iv) INCOME TAXES OF SELLERS. All income Taxes of either Seller arising out of the transactions contemplated hereby.

                 (v) CHINA CLAIM REGARDING BREACH OF WARRANTY. All obligations of either Seller with respect to the China Warranty Claim.

                (vi) EMPLOYEE CLAIMS. Except as specifically provided elsewhere in this Agreement (including, without limitation, Article VII hereof), all obligations and Liabilities of such Seller arising out of or in connection with any claims by Employees, contingent or otherwise, relating to (A) labor relations or discriminatory, harassing or illegal employment practices of either Seller or the violation by either Seller of any laws relating to labor or employment in each case attributable to such Seller's actions or omissions before the Closing Date (including, without limitation, the claims, proceedings and litigation involving Employees described on SCHEDULE 2.02(c)(vi) hereof), or (B) post-retirement welfare benefits other than to the extent provided to U.S. Seller Employees (and their dependents) under Section 4980B of the Code or provided to Canadian Seller Employees pursuant to the terms of the Canadian Union Contract.

               (vii) PROPERTY TAX CLAIM. All obligations and Liabilities of such Seller arising out of or relating to that certain Alcatel NA Cable Systems, Inc., Edgecombe County Business Personal Property Tax Case Appeal to North Carolina Property Tax Commission Case No. 93 PTC 311.

              (viii) CERTAIN LITIGATION. Except as expressly provided in this Agreement (including, without limitation, Article VII hereof), litigation disclosed or required to be disclosed on SCHEDULE 5.14 hereof.


                                   ARTICLE III

                     PURCHASE PRICE AND ADJUSTMENTS THERETO

     Section 3.01   PURCHASE PRICE.

     (a) AMOUNT AND PAYMENT OF PURCHASE PRICE. The purchase price for the Assets is the sum of (i) the Net Asset Value and (ii) US$22,000,000.00 (collectively, the "PURCHASE PRICE"). At the Closing, the amount of US$93,000,000.00, which represents the sum of (i) US$71,000,000.00 (being an agreed amount determined mutually by all parties hereto) and (ii) the foregoing US$22,000,000.00 amount, shall be paid as follows:

             (A) As partial consideration for the Assets transferred to U.S. Purchaser by U.S. Seller, U.S. Purchaser shall pay to U.S. Seller in immediately available United States funds by means of wire transfer to an account designated by U.S. Seller the sum of (I) US$11,000,000.00 and (II) an additional amount in U.S. Dollars equal to US$71,000,000.00 less the Estimated Canadian Business Value (as defined below); and

             (B) As partial consideration for the Assets transferred to Canadian Purchaser by Canadian Seller, Canadian Purchaser shall pay to Canadian Seller in immediately available United States funds by means of wire transfer to an account designated by Canadian Seller the sum of (I) US$11,000,000.00 and (II) an additional amount in U.S. Dollars equal to the Sellers' good faith estimate of the component of the Net Asset Value related to the Canadian Assets and the Assumed Canadian Liabilities in U.S. Dollars (the "ESTIMATED CANADIAN BUSINESS VALUE");

     provided that the total of all amounts set forth in subparagraphs (A) and
     (B) above which shall be paid by U.S. Purchaser and Canadian Purchaser to U.S. Seller and Canadian Seller, respectively, at Closing shall equal US$93,000,000.00.

     Section 3.02   ADJUSTMENT OF PURCHASE PRICE.

     (a) DETERMINATION OF NET ASSET VALUE. Within a period of thirty (30) days following the Closing Date, Sellers shall prepare a schedule in accordance with GAAP subject to the accounting principles and standards set forth on
SCHEDULE 3.02(a)(i) hereof (the "ACCOUNTING POLICIES") reflecting all components (and the amounts thereof) necessary to compute the Net Asset Value and the computation thereof (it being understood that such components shall be shown thereon separately with respect to the U.S. Business and the Canadian Business) (the "PRELIMINARY CLOSING DATE SCHEDULE OF NET ASSETS") and furnish copies of the Preliminary Closing Date Schedule of Net Assets to the office of Arthur Andersen in Greensboro, North Carolina, U.S.A. ("ARTHUR ANDERSEN-GREENSBORO") and to Purchasers. Sellers and Purchasers shall jointly instruct Arthur Andersen-Greensboro to conduct an audit of the Preliminary Closing Date Schedule of Net Assets according to the procedures set forth on SCHEDULE 3.02(a)(ii) hereto (the "PROCEDURES") in order to confirm the determination of the Net Asset Value thereon in accordance with GAAP subject to the Accounting Policies, to make any necessary corrections therein and to issue a final report thereon, together with any proposed adjustments to the Preliminary Closing Date Schedule of Net Assets (the "ARTHUR ANDERSEN REPORT"), to Sellers and to Purchasers within thirty (30) days following the expiration of the thirty (30) day period noted above (the "REVIEW PERIOD").

     Sellers, on the one hand, and Purchasers, on the other hand, shall each have the right to object to any item or computation appearing in the Arthur Andersen Report by notifying the other within ten (10) days following the expiration of the Review Period (the "OBJECTION PERIOD"). If neither Sellers nor Purchasers makes any such objection within the Objection Period, the Net Asset Value appearing in the Arthur Andersen Report (together with all components thereof, and the amounts of such components, necessary to compute such Net Asset Value) shall be determinative for purposes of this Section 3.02 and shall be final and binding on all parties hereto (absent manifest error therein).

     If either Sellers or Purchasers (or both) makes any such objection within the Objection Period, Sellers and Purchasers shall immediately attempt in good faith to determine jointly the Net Asset Value (together with all components thereof, and the amounts of such components, necessary to compute such Net Asset Value) in accordance with the Accounting Policies within a period of ten (10) days following the expiration of the Objection Period. In the event Sellers and Purchasers cannot agree on the Net Asset Value (together with all components thereof, and the amounts of such components, necessary to compute such Net Asset

Value) by the end of such ten (10) day period, such parties shall immediately engage the office of Ernst & Young located in Charlotte, North Carolina (the "NEUTRAL ACCOUNTANTS") to make such determination. The parties shall require the Neutral Accountants to determine the Net Asset Value (together with all components thereof, and the amounts of such components, necessary to compute such Net Asset Value), which shall be an amount within the range of the amounts in dispute claimed by the parties, in accordance with the Accounting Policies within fifteen (15) days thereafter.

     The Net Asset Value (together with all components thereof, and the amounts of such components, necessary to compute such Net Asset Value), as determined automatically if neither Purchasers nor Sellers objects to the Arthur Andersen Report in the Objection Period, as determined jointly by Purchasers and Sellers as provided above or as determined by the Neutral Accountants (in the event the Neutral Accountants are engaged), as the case may be, shall be determinative for purposes of this Section 3.02 and shall be final and binding on all parties hereto (absent manifest error therein) (all components, and the amounts of such components, necessary to compute the final and binding Net Asset Value and the amount of such Net Asset Value are referred to herein, collectively, as the "FINAL CLOSING DATE SCHEDULE OF NET ASSETS").

     Sellers, on the one hand, and Purchasers on the other hand, shall each bear one-half (1/2) of the fees and expenses of Arthur Andersen-Greensboro and the Neutral Accountants, if any.

     For purposes of this Agreement, the "NET ASSET VALUE" shall mean the excess of the book value of the Assets within the categories identified in, and as further described in, the Accounting Policies over the book value of the Assumed Liabilities within the categories identified in, and as further described in, the Accounting Policies as of the close of business on the Closing Date as determined in accordance with GAAP and subject to the Accounting Policies.

     (b) ADJUSTMENTS IN U.S. PRICE. To the extent that the component of the Net Asset Value related to the U.S. Assets and Assumed U.S. Liabilities as reflected in U.S. Dollars on the Final Closing Date Schedule of Net Assets is less than the amount paid by U.S. Purchaser to U.S. Seller pursuant to Section 3.01(a)(A) hereof (less US$11,000,000.00), U.S. Seller shall pay the amount of such shortfall to U.S. Purchaser in U.S. Dollars via wire transfer of immediately available funds to an account designated by U.S. Purchaser on the later of (i) the tenth (10th) day following the determination of the Net Asset Value pursuant to Section 3.02 hereof and (ii) the ninetieth (90th) day following the Closing Date. To the extent that the component of the Net Asset Value related to the U.S. Assets and Assumed U.S. Liabilities as reflected in U.S. Dollars on the Final Closing Date Schedule of Net Assets is greater than the amount paid by U.S. Purchaser to U.S. Seller pursuant to Section 3.01(a)(A) hereof (less US$11,000,000.00), U.S. Purchaser shall pay the amount of such excess to U.S. Seller in U.S. Dollars via wire transfer of immediately available funds to an account designated by U.S. Seller on the later of (i) the tenth
(10th) day following the determination of the Net Asset Value pursuant to
Section 3.02 hereof and (ii) the ninetieth (90th) day following the Closing
Date.

     (c) ADJUSTMENTS IN CANADIAN PRICE. To the extent that the component of the Net Asset Value related to the Canadian Assets and Assumed Canadian Liabilities as reflected in U.S. Dollars on the Final Closing Date Schedule of Net Assets is less than the amount paid by Canadian Purchaser to Canadian Seller pursuant to Section 3.01(a)(B) hereof (less US$11,000,000.00), Canadian Seller shall pay the amount of such shortfall to Canadian Purchaser in U.S. Dollars via wire transfer of immediately available funds to an account designated by Canadian Purchaser on the later of (i) the tenth (10th) day following the determination of the Net Asset Value pursuant to Section 3.02 hereof and (ii) the ninetieth (90th) day following the Closing Date. To the extent that the component of the Net Asset Value related to the Canadian Assets and Assumed Canadian Liabilities as reflected in U.S. Dollars on the Final Closing Date Schedule of Net Assets is greater than the amount paid by Canadian Purchaser to Canadian Seller pursuant to Section 3.01(a)(B) hereof (less US$11,000,000.00), Canadian Purchaser shall pay the amount of such excess to Canadian Seller in U.S. Dollars via wire transfer of immediately available funds to an account designated by Canadian Seller on the later of (i) the tenth (10th) day following the determination of the Net Asset Value pursuant to Section 3.02 hereof and
(ii) the ninetieth (90th) day following the Closing Date.

     (d) DEFINITION OF U.S. DOLLAR EQUIVALENT. All amounts reflected on the Preliminary Closing Date Schedule of Net Assets and on the Final Closing Date Schedule of Net Assets shall be in U.S. Dollars. For purposes of preparing the Preliminary Closing Date Schedule of Net Assets and the Final Closing Date Schedule of Net Assets, the U.S. Dollar equivalent of any Canadian Dollar amount shall be determined pursuant to the Accounting Policies as of the close of business on the Closing Date.

     Section 3.03   ALLOCATION OF THE PURCHASE PRICE.

     (a) ALLOCATION OF AMOUNTS PAID TO U.S. SELLER. The amounts paid to U.S. Seller pursuant to Section 3.01 above (as adjusted pursuant to Section 3.02 above) shall be allocated for tax purposes among the U.S. Assets based on the relative fair market values of the U.S. Assets. The fair market values of the U.S. Assets will be the amounts included in the Final Closing Date Schedule of Net Assets except that, if any U.S. Assets are appraised by an independent qualified appraiser and such appraised values are agreed to by the U.S. Seller, the allocation for such U.S. Assets will be based on such appraised values. In addition, the parties agree that the value of, and the amount to be allocated to, the Covenant Not-To-Compete with respect to the U.S. Business is US$125,000.00. Each of U.S. Purchaser and U.S. Seller agrees (i) that any such allocation is consistent with the requirements of Section 1060 of the Code and the regulations thereunder and (ii) to complete and file Form 8594 with its U.S. Federal Income Tax Return consistent with such allocation for the Tax year in which the Closing occurs.

     (b) ALLOCATION OF AMOUNTS PAID TO CANADIAN SELLER. The amounts paid to Canadian Seller pursuant to Section 3.01 above (as adjusted pursuant to Section
3.02 above), together with the amount of the Assumed Canadian Liabilities reflected in the Final Closing Date Schedule of Net Assets, shall be allocated for tax purposes among the Canadian Assets based on the relative fair market values of the Canadian Assets. The fair market values of the Canadian Assets will be the amounts included in the Final Closing Date Schedule of Net Assets except that, if any Canadian Assets are appraised by an independent qualified appraiser, and such appraised values are agreed to by the Canadian Seller, the allocation for such Canadian Assets will be based on such appraised values. In addition, the parties agree that the value of, and the amount to be allocated to, the Covenant-Not-To-Compete with respect to the Canadian Business is US$125,000.00. Each of Canadian Purchaser and Canadian Seller agrees to complete and file such forms and documents as may be required to reflect such allocation for the Tax year in which the Closing occurs.

     Section 3.04 GUARANTY. The Alpine Group Inc. hereby unconditionally and irrevocably guarantees all obligations, agreements and covenants of each Purchaser contained in this Article III.


                                   ARTICLE IV

                                     CLOSING

     Section 4.01 CLOSING AND CLOSING DATE. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall be held at 10:00 o'clock a.m. North Carolina Time on the third business day following the fulfillment or waiver of the conditions precedent referred to in Articles XI and XII hereof or on such other date as the parties hereto may mutually agree. (The date on which the Closing occurs is referred to herein as the "CLOSING DATE".) The Closing shall be held at the offices of Moore & Van Allen, PLLC, at NationsBank Corporate Center, 100 N. Tryon Street, Floor 47, Charlotte, North Carolina 28202 or such other location as may be agreed to by the parties hereto.

     Section 4.02 TRANSFER TAXES. U.S. Seller shall be responsible for and shall pay when due all sales and transfer taxes, if any, resulting from the sale and transfer of any Assets by U.S. Seller hereunder, including, without limitation, real estate transfer taxes and sales taxes on Vehicles. Canadian Purchaser shall be responsible for and pay when due all sales and transfer taxes, if any, resulting from the sale and transfer of any Assets by Canadian Seller hereunder, including, without limitation, real estate transfer taxes and sales taxes on Vehicles.

     Canadian Seller and Canadian Purchaser shall execute at Closing and file as required (a) such elections and/or agreements as may be required pursuant to the Income Tax Act (Canada) and any other Law which may require the same for the purpose of confirming the foregoing allocation, (b) the appropriate elections as to accounts receivable under Section 22 of the Income Tax Act (Canada) and any other Law which may require the same. Canadian Seller and Canadian Purchaser shall also prepare and file all of their respective Tax returns in a manner consistent with the aforesaid allocations.

     At Closing, Canadian Purchaser and Canadian Seller shall jointly execute an election under Section 167 of the Excise Tax Act (Canada) on the form prescribed for such purpose along with any documentation necessary or desirable in order to effect the transfer of the Assets without payment of any Goods and Services Tax. Canadian Purchaser shall file the election form referred to above, along with any documentation necessary or desirable to give effect to such, with Revenue Canada together with Canadian Purchaser's Goods and Services Tax return for the reporting period in which the transactions contemplated herein are consummated.

     Notwithstanding such election, in the event that it is finally determined that there is a Goods and Services Tax liability of Canadian Purchaser to pay Goods and Services Tax on all or part of the Assets, the parties agree that such Goods and Services Tax shall, unless already collected from Canadian Purchaser by Canadian Seller, be forthwith remitted by Canadian Purchaser to Revenue Canada and Canadian Purchaser shall indemnify and hold Canadian Seller harmless with respect to any such Goods and Services Tax, as well as any interest and penalties related thereto.

     Notwithstanding the Closing, Canadian Seller shall continue to have sole responsibility and liability for the payment of tax under the Health and Post-Secondary Education Tax Levy Act (Manitoba) in respect of all remuneration paid to employees of Canadian Seller in respect of the period ending on the Closing Date.

                                    ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF SELLERS

     Sellers hereby jointly and severally represent and warrant to Purchasers as of the date hereof as follows:

     Section 5.01 CORPORATE ORGANIZATION AND AUTHORITY. U.S. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct the U.S. Business as now conducted and to own, lease and use the U.S. Assets. Canadian Seller is a corporation incorporated, existing and in good standing under the laws of Canada, with full corporate power and authority to conduct the Canadian Business as now conducted and to own, lease and use the Canadian Assets. Each Seller has the power to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by each Seller and the consummation of the transactions contemplated hereby by such Seller, including, without limitation, the sale of the Assets by such Seller and the execution and performance of the Related Agreements to which such Seller is a party by such Seller have been duly authorized by all requisite corporate action on the part of such Seller. This Agreement constitutes, and the Related Agreements to which each Seller is a party and the other instruments and documents to be executed and delivered by each Seller hereunder will, when executed and delivered, constitute, the legal, valid and binding obligations of each Seller enforceable against such Seller in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws or general principles of equity.

     Section 5.02 FOREIGN QUALIFICATION. With respect to the U.S. Business, U.S. Seller is duly qualified or registered to do business as a foreign corporation and is in good standing in the states identified in SCHEDULE 5.02(a) hereof. With respect to the Canadian Business, Canadian Seller is duly qualified or registered to do business and is in good standing in the jurisdictions identified in SCHEDULE 5.02(b) hereof. There are no other jurisdictions in which the character of the Business or the location of the Assets makes any such qualification by either Seller necessary and wherein the failure to so qualify could reasonably be expected to have a material adverse effect on the Business.

     Section 5.03 NO CONFLICTS AND CONSENT REQUIREMENTS. The execution and delivery of this Agreement by each Seller do not, and the execution and delivery by each Seller of the Related Agreements to which such Seller is a party, the performance by each Seller of its obligations under this Agreement and such Related Agreements, and the consummation of the transactions contemplated hereby and thereby will not:

             (a) conflict with or violate any provision of the Certificate of Incorporation or Articles of Incorporation, as the case may be, or Bylaws of such Seller;

             (b) subject to obtaining the consents and approvals and to making the filings and giving the notices set forth in SCHEDULE 5.03(b) hereof, conflict with, violate or breach any Law or Order applicable to such Seller or any of its Assets and Properties, other than any such conflict, violation or breach which, individually or in the aggregate with all other such conflicts, violations or breaches, could not reasonably be expected to have an adverse effect on the validity or enforceability of this Agreement or any Related Agreement or a material adverse effect on the Business; or

             (c) except as set forth in SCHEDULE 5.03(c) hereof, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require such Seller to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or
     (iv) result in the creation or imposition of any Lien upon such Seller or any of its Assets or Properties under, any Contract or License to which such Seller is a party or by which any of its Assets and Properties is bound, except as could not reasonably be expected to have an adverse effect on the validity or enforceability of this Agreement or any Related Agreement or a material adverse effect on the Business.

     Section 5.04 GOVERNMENTAL APPROVALS AND FILINGS. Except as required by the HSR Act and the Competition Act, neither the execution, delivery, or performance of this Agreement or any Related Agreement to which it is a party by either Seller nor the consummation of the transactions contemplated hereby or thereby will require the consent of, filing with or notice to any Governmental Authority on the part of such Seller.

     Section 5.05 FINANCIAL STATEMENTS. SCHEDULE 5.05 hereof contains true and complete copies of the audited Copper Cable Group of Alcatel NA Cable Systems, Inc. and Alcatel Canada Wire Inc. Combined Balance Sheets - December 31, 1994 and 1993 with respect to the Business and the audited Copper Cable Group of Alcatel NA Cable Systems, Inc. and Alcatel Canada Wire Inc. Combined Statements of Operations with respect to the Business for the years ended December 31, 1992, December 31, 1993 and December 31, 1994 (collectively, the "FINANCIAL STATEMENTS").

Except as set forth in the notes thereto or as disclosed in SCHEDULE 5.05 hereof, the Financial Statements (i) were prepared from the accounting books and records of Sellers in accordance with GAAP and (ii) fairly present the financial condition and results of operations of the Business as of the respective dates thereof and for the respective periods covered thereby.

     Section 5.06 CHANGES OF FINANCIAL CONDITION. Except for the execution and delivery of this Agreement and as disclosed on SCHEDULE 5.06 hereof, since December 31, 1994 there has not been any material adverse change in the Business, or any event or development which, individually or together with other such events or developments, has resulted in or could reasonably be expected to result in a material adverse change in the Business (financial or otherwise) other than any such change, event or development occurring as a result of general economic or financial conditions not unique to the Business or general events affecting the industry or customers of the Business not unique to the Business (a "MATERIAL ADVERSE CHANGE"). Since December 31, 1994, the Business has been conducted by the Sellers in the Ordinary Course of Business, and, with respect to the Business, Sellers have not:

             (a) permitted or allowed any of the Assets to be mortgaged, pledged or subjected to any Lien, other than Permitted Liens;

             (b) cancelled or compromised any material claims, or waived any other material rights relating to the Assets, or sold, transferred or otherwise disposed of any properties or assets, real, personal or mixed, tangible or intangible, in the aggregate material to the Business, other than in the Ordinary Course of Business of the Business;

             (c) granted any increase in the compensation of any Employee other than in the Ordinary Course of Business of the Business; or

             (d) materially increased or decreased the level of Inventory other than in the Ordinary Course of Business of the Business.

Neither Seller is aware of any matter that could reasonably be expected to result in a Material Adverse Change that has not been disclosed in writing to Purchasers.

     Section 5.07   REAL PROPERTY.

     (a) DESCRIPTION OF OWNED AND LEASED REAL PROPERTY. SCHEDULE 2.01(b)(i) hereof contains a true and correct description of each parcel of real property owned by U.S. Seller and used or held for use in connection with the Business, except for the parcel of real property owned by U.S. Seller and located in Claremont, North Carolina, U.S.A. (the real property of U.S. Seller reflected in such SCHEDULE 2.01(b)(i) is referred to herein as the "U.S. OWNED REAL PROPERTY"). SCHEDULE 2.01(b)(ii)(B) hereof contains a true and correct description of each parcel of real property leased by U.S. Seller (as lessee) and used or held for use in connection with the Business (the "U.S. LEASED REAL PROPERTY"). SCHEDULE 2.01(b)(i) hereof contains a true and correct description of each parcel of real property owned by Canadian Seller and used or held for use in connection with the Business ("CANADIAN OWNED REAL PROPERTY").

     (b) TITLE. Except as disclosed in SCHEDULE 5.07(b)(i) hereof, U.S. Seller has good, marketable fee simple and insurable title to the U.S. Owned Real Property, free and clear of all Liens other than Permitted Liens. Except as disclosed on SCHEDULE 5.07(b)(i) hereof, no easements, rights-of-way, or utility lines encroach upon any Improvements built on the U.S. Owned Real Property and any such easements, rights-of-way, utility lines and other matters of record or otherwise affecting the U.S. Owned Real Property shall not result in forfeiture or reversion of title. Except as disclosed in SCHEDULE 5.07(b)(ii) hereof, U.S. Seller is in possession of the U.S. Owned Real Property. Except as disclosed in SCHEDULE 5.07(b)(iii) hereof, Canadian Seller has good and marketable fee simple title to the Canadian Owned Real Property, free and clear of all Liens other than Permitted Liens. Except as disclosed on
SCHEDULE 5.07(b)(iii) hereof, no easements, rights-of-way, or utility lines encroach upon any Improvements built on the Canadian Owned Real Property and any such easements, rights-of-way, utility lines and other matters of record or otherwise affecting the Canadian Owned Real Property shall not result in forfeiture or reversion of title. Except as disclosed on SCHEDULE 5.07(b)(iv) hereof, Canadian Seller is in possession of the Canadian Owned Real Property.

     (c) LEASEHOLD INTERESTS. U.S. Seller has a valid leasehold estate in the U.S. Leased Real Property subject to the terms of the Real Property Leases relating thereto. Each Real Property Lease relating to U.S. Leased Real Property is a legal, valid and binding agreement of U.S. Seller, enforceable against U.S. Seller in accordance with its terms, and except as set forth in
SCHEDULE 5.07(c)(i) hereof, to the Knowledge of U.S. Seller, there is no default (or any event which, after notice or lapse of time or both, would constitute a default) thereunder.

     (d) CONDITION OF IMPROVEMENTS. Except as disclosed in SCHEDULE 5.07(d) hereof, the Improvements are in all material respects in good condition and repair, ordinary wear and tear excepted and consistent with their age and use, and, to the Knowledge of each Seller, there are no condemnation proceedings pending or threatened against any of the Real Property or the Improvements.

     Section 5.08 TANGIBLE PERSONAL PROPERTY. Each Seller is in possession of and has good title to, or has valid leasehold interests in or valid rights under Contract to use, all the Tangible Personal Property used by such Seller in and, individually or in the aggregate with other such property material to, the Business. Except as disclosed in SCHEDULE 5.08 hereof, all the Tangible Personal Property is free and clear of all Liens other than Permitted Liens and is in all material respects in good condition in the aggregate, ordinary wear and tear excepted and consistent with its age and use.

     The sale of the Tangible Personal Property by each Seller to the relevant Purchaser pursuant to this Agreement will effectively transfer to such Purchaser all tangible assets and properties used by such Seller in connection with the Business as heretofore conducted by such Seller, except with respect to the tangible personal property described on Schedule 5.25 hereof and tangible personal property located at the Quebec and British Columbia sales offices of the Business.

     Section 5.09   INVENTORY AND ACCOUNTS RECEIVABLE.

     (a) INVENTORY. The Inventory (other than Inventory held by either Seller on consignment from any supplier thereof) consists of a quality and quantity usable and salable in the Ordinary Course of Business of the Business, subject to the reserve therefor established pursuant to the accounting policies of such Seller on the financial books and records of such Seller. Each Seller has good title to the Inventory (other than Inventory held by either Seller on consignment from any supplier thereof) used or held for use by such Seller in the Business, free and clear of all Liens except Permitted Liens. Except as described in SCHEDULE 5.09(a) hereof all Inventory is located at the facilities from which the Business is operated.

     (b) ACCOUNTS RECEIVABLE. Except as set forth in SCHEDULE 5.09(b) hereof, the Accounts Receivable arose from BONA FIDE sales transactions in the Ordinary Course of Business of the Business, are payable on terms consistent with the relevant Seller's accounts receivable policy with respect to the Business, and are not the subject of any actions or proceedings brought by or on behalf of either Seller. Each Seller has good title to the Accounts Receivable of such Seller relating to the Business free and clear of all Liens except Permitted Liens.

     Section 5.10 VEHICLES. SCHEDULE 2.01(b)(xii) hereof contains a true and complete list of all vehicles owned or leased by each Seller and used or held for use in the Business. Each Seller has good and valid title to, or has valid leasehold interests in or valid rights under Contract to use, all Vehicles used or held for use by such Seller in the Business, free and clear of all Liens other than Permitted Liens.

     Section 5.11 INTELLECTUAL PROPERTY RIGHTS. SCHEDULE 5.11 hereof describes all registered Business Intellectual Property owned by each Seller and used in, or formerly used in, and individually or in the aggregate with other such Business Intellectual Property material to, the Business (other than the Intellectual Property described in Section 2.01(c)(viii) hereof). Each Seller has all right, title and interest in the registered Business Intellectual Property of such Seller disclosed on SCHEDULE 5.11 hereof. Except as disclosed in SCHEDULE 5.11 hereof, (i) all registrations with and applications to Governmental Authorities in respect of Business Intellectual Property owned by each Seller are valid and in full force and effect, and (ii) to the Knowledge of each Seller, no Business

Intellectual Property is being infringed by any other Person in any material respect. Neither Seller has received notice that such Seller is infringing any Intellectual Property of any other Person in connection with the Business, to the Knowledge of each Seller no claim is pending to such effect that has not been resolved and, to the Knowledge of each Seller, such Seller is not infringing any Intellectual Property of any other Person the effect of which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the Business. The transfer of the Business Intellectual Property by each Seller to the relevant Purchaser hereunder and the license to be granted by Sellers pursuant to Section 10.09 hereof will effectively provide to Purchasers rights to use in connection with the Business all Intellectual Property used by such Sellers in connection with the Business as heretofore conducted by Sellers except with respect to any Intellectual Property acquired or used by either Seller under or pursuant to any cross-license agreement between such Seller (or any of its Affiliates) and third parties and except with respect to any other Intellectual Property rights of third parties, and except with respect to the Intellectual Property described in
Section 2.01(c)(viii) hereof. To the Knowledge of each Seller, such Seller is not using in connection with the Business any Intellectual Property obtained by such Seller under any cross-license referred to above.

     Section 5.12   MATERIAL CONTRACTS.

     (a) DESCRIPTION OF MATERIAL CONTRACTS. SCHEDULE 5.12(a) hereof contains a true and complete list of the following Contracts (collectively, the "MATERIAL CONTRACTS") (other than Benefit Plans and Insurance Programs) to which each Seller is a party or by which any of the Assets is bound:

                 (i) all Contracts providing for a commitment of employment or personal services to the Business other than any such Contracts which are terminable at will or subject only to termination requirements imposed by law for the provision of notice and the payment of severance;

                (ii) all Business Contracts with any Person containing any provision or covenant prohibiting or limiting the ability of such Seller to engage in any business activity, or compete with any Person, in connection with the Business or prohibiting or limiting the ability of any Person to compete with such Seller in connection with the Business;

               (iii) all partnership, joint venture, shareholders' or other similar Business Contracts with any Person in connection with the Business;

                (iv) all Business Contracts with distributors, dealers, manufacturer's representatives, sales agencies or franchises with whom such Seller deals in connection with the Business which in any case involve the payment or potential payment, pursuant to the terms of any such Contract, by or to such Seller of more than US$100,000 annually;

                 (v) all Business Contracts relating to the future disposition or acquisition of any Assets exceeding, in the aggregate, U.S.$100,000 in value, other than dispositions or acquisitions of Inventory in the ordinary course of business;

                (vi) all collective bargaining or similar labor Contracts covering any Employee; and

               (vii) all other Contracts with respect to the Business (including, without limitation, Contracts with customers and suppliers) that (A) involve the payment or potential payment, pursuant to the terms of any such Contract, by or to such Seller of more than US$100,000 annually or
     (B) cannot be terminated by such Seller within thirty (30) days after giving notice of termination without resulting in any material cost or penalty to such Seller.

     (b) STATUS OF MATERIAL CONTRACTS. Except as disclosed in SCHEDULE 5.12(b) hereof, to the Knowledge of each Seller, neither it nor any other party to any Material Contract is in violation or breach of or default under such Material Contract (or with notice or lapse of time or both, would be in violation or breach of or default under such Material Contract) the effect of which, individually or in the aggregate with any such other violations or breaches, could reasonably be expected to have a material adverse effect on the Business. Each Material Contract to which such Seller is a party is in full force and effect and constitutes a legal, valid and binding agreement of such Seller, enforceable against such Seller in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity. All Material Contracts have been entered into on an arms-length basis.

     (c) WARRANTY CLAIMS. There are no claims pending against either Seller for the violation of any product warranties given by such Seller with respect to products of the Business sold prior to the Closing Date and, to the knowledge of each Seller, there is no basis for any such claim, except for the China Warranty Claim. Neither Seller has granted any warranty terms to customers which are outside the Ordinary Course of Business of the Business or outside of prevailing market conditions and customer requirements or prevailing industry practices.

     Section 5.13   TAX MATTERS.

     (a) TAX RETURNS AND TAXES. All Taxes owed in connection with the Business with respect to its operations prior to Closing

(whether or not shown on any Tax Return) and all income Taxes of Sellers arising out of the transactions contemplated hereby have been or will be paid or otherwise provided for by Sellers. There are no Liens on any of the Assets that arose as a result of any failure (or alleged failure) to pay any Tax.

     (b) EMPLOYMENT TAXES. Each Seller has withheld and paid or will withhold and pay all Taxes required to have been or to be withheld and paid in connection with amounts paid or owing by such Seller to any Employee, creditor, or independent contractor of the Business prior to Closing.

     (c) GST REGISTRATION. Canadian Seller is a registrant within the meaning of Part IX of the Excise Tax Act (Canada) and its registration number is as follows 129825931.

     Section 5.14 LITIGATION AND CLAIMS. SCHEDULE 5.14 hereof discloses each instance in which each Seller (a) is subject to any unsatisfied Order with respect to the Business or (b) is a party to or, to the knowledge of such Seller is threatened to be made a party to, any charge, complaint, action, suit, arbitration, proceeding, hearing, or investigation with respect to the Assets or the Business which, individually or in the aggregate with all other such items, could reasonably be expected to have a material adverse effect on the Business.


     Section 5.15   COMPLIANCE WITH LAWS AND ORDERS.  Except as disclosed in
SCHEDULE 5.15 hereof, neither Seller is in violation of or in default under any Law or Order applicable to the Business or the Assets the effect of which, individually or in the aggregate with other such violations and defaults, could reasonably be expected to have a material adverse effect on the Business.

     Section 5.16 LABOR MATTERS. Except for the U.S. Union Contract and the Canadian Union Contract, neither Seller is a party to or bound by any collective bargaining agreement with respect to any Employee, and neither Seller has experienced, within the past four (4) years, any strikes or lockouts with respect to the Business.

     Section 5.17   EMPLOYEE BENEFITS.

     (a) DEFINITION OF U.S. SELLER BENEFIT PLAN. For purposes of this Agreement, the term "U.S. SELLER BENEFIT PLAN" means any plan, program, arrangement, fund, policy, practice or contract which, through which, or under which the U.S. Seller or U.S. Seller ERISA Affiliate provides benefits or compensation to or on behalf of current or former U.S. Seller Employees, whether formal or informal, whether or not written, including but not limited to the following:

                 (i) ARRANGEMENTS - any bonus, incentive compensation, stock option, deferred compensation, commission, severance pay, golden parachute, or other compensation plan or rabbi trust;

                (ii) ERISA PLANS - any "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), including, but not limited to, any multiemployer plan (as defined in Section 3(37) and Section 4001(a)(3) of ERISA), defined benefit plan, profit sharing plan, money purchase pension plan, 401(k) plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance (including post-retirement life) benefits; and

               (iii) OTHER EMPLOYEE FRINGE BENEFITS - any stock purchase, vacation, scholarship, day care, prepaid legal services, dependent care, or other fringe benefit Plans, programs, arrangements, contracts, or practices.

     (b) U.S. SELLER ERISA AFFILIATE. For purposes of this Agreement, the term "U.S. SELLER ERISA AFFILIATE" means each trade or business (whether or not incorporated) which together with the U.S. Seller is treated as a single employer under Section 414(b), (c), (m), or (o) of the Code.

     (c) IDENTIFICATION OF U.S. SELLER BENEFIT PLANS. Except as set forth on SCHEDULE 5.17(c), and except for the U.S. Seller Benefit Plans which have been terminated and with respect to which neither the U.S. Seller nor any U.S. Seller ERISA Affiliate has any financial, administrative, or other liability, obligation, or responsibility, neither the U.S. Seller nor any U.S. Seller ERISA Affiliate maintains, nor have they at any time established or maintained, nor have they at any time been obligated to make, or otherwise made, contributions to or under or otherwise participated in any U.S. Seller Benefit Plan.

     (d) U.S. COMPLIANCE. To the Knowledge of the U.S. Seller, none of the following have occurred:

                 (i) Any material violation, in form or in operation, of any term, provision, or condition of any U.S. Seller Benefit Plan.

                (ii) Any material violation, in form or in operation, of any law applicable to any U.S. Seller Benefit Plan, including without limitation the minimum funding requirements of Title I, Part 3 of ERISA and the prohibited transaction and other fiduciary responsibility provisions of Title I, Part 4 of ERISA.

               (iii) Any material violation of the Code requirements regarding any U.S. Seller Benefit Plan, including without limitation the prohibited transaction excise tax provisions of Section 4975 thereof.

                (iv) Any failure to file timely any reports and returns with respect to any U.S. Seller Benefit Plan required to be filed with any Governmental Authority, or any failure to furnish of such documents to participants or beneficiaries as required by Law, either of which could subject the U.S. Seller or any of its Affiliates to any material civil or any criminal sanction.

                 (v) Any actions, audits, suits, or claims which are pending or threatened against any U.S. Seller Benefit Plan, any fiduciary of any of U.S. Seller Benefit Plans with respect to the U.S. Seller Benefit Plans, or against the assets of any of the U.S. Seller Benefit Plans, except claims for benefits made in the ordinary course of the operation of such plans.

                (vi) Each U.S. Seller Benefit Plan which is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) which is intended to be qualified under Section 401(a) of the Code is (and has at all times been) so qualified and has received a favorable determination letter from the IRS with respect to "TRA" (as defined in Rev. Proc. 93-39), or will file for such a determination letter prior to the expiration of the remedial amendment period for such U.S. Seller Benefit Plan, and there are no circumstances likely to result in the revocation or granting, as the case may be, of any such favorable determination letter. No "reportable event" (as defined in Section 4043 of ERISA) has been required to be filed for any U.S. Seller Benefit Plan subject to Title IV of ERISA within the twelve month period ending on the date hereof.

               (vii) Neither the U.S. Seller nor any U.S. Seller ERISA Affiliate has incurred, nor expects to incur, any material withdrawal liability with respect to a "multiemployer plan" (within the meaning of Section 3(37) of ERISA) under Title IV of ERISA or any material liability in connection with the reorganization or termination of any multiemployer plan that could result in Liability to the U.S. Purchaser.

              (viii) All contributions required to be made under the terms of any U.S. Seller Benefit Plan have been timely made or adequate reserves in respect thereof have been established on the books of the U.S. Seller. No U.S. Seller Benefit Plan or plan of any U.S. Seller ERISA Affiliate has an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA that could result in Liability to the U.S. Purchaser, and all required payments to the PBGC with respect to each U.S Seller Benefit Plan subject to Title IV of ERISA has been made on or before their due dates. No assets of the U.S. Seller or the U.S. Seller ERISA affiliate have provided, or is required to provide, as security for any U.S. Seller Benefit Plan pursuant to Section 401(a)(29) of the Code.

                (ix) With respect to each U.S. Seller Benefit Plan, U.S. Seller has made available to U.S. Purchaser, if applicable, true and complete copies of (A) all U.S. Seller Benefit Plan documents and all amendments thereto; (B) all trust instruments and insurance contracts related thereto; (C) the last two Forms 5500 filed with the IRS; (D) the most recent actuarial report and financial statement related thereto; (E) the most recent summary plan description related thereto; and (F) the most recent determination letter issued by the IRS related thereto.

                 (x) The consummation of the transactions contemplated by this Agreement will not accelerate the timing of any payment or the vesting of any rights or increase the amount of any compensation due any employee of the Business.

     (e)     CANADIAN SELLER BENEFIT PLANS.

                 (i) SCHEDULE 5.17(e)(i) lists all the employee benefits, health, welfare, supplemental unemployment benefit, bonus, pension, profit sharing, deferred compensation, stock compensation, stock purchase, retirement, hospitalization insurance, medical, dental, legal, disability and similar plans or arrangements or practices relating to the Canadian Seller Employees or former Canadian Seller Employees which are currently maintained (the "CANADIAN SELLER BENEFIT PLANS").

                (ii) All of the Canadian Seller Benefit Plans are and have been established, registered, qualified, invested and administered, in all respects, in accordance with all laws, regulations, orders or other legislative, administrative or judicial promulgations applicable to the Canadian Seller Benefit Plans ("APPLICABLE EMPLOYEE BENEFIT LAWS"). No fact or circumstance exists that could adversely affect the tax-exempt status, if any, of any Canadian Seller Benefit Plan.

               (iii) All obligations regarding the Canadian Seller Benefit Plans have been satisfied, there are no outstanding defaults or violations by any party to any Canadian Seller Benefit Plan and no Taxes, penalties or fees are owing or exigible under any of the Canadian Seller Benefit Plans.

                (iv) No Canadian Seller Benefit Plan, nor any related trust or other funding medium thereunder, is subject to any pending investigation, examination or other proceeding, action, or claim initiated by any governmental agency or instrumentality, or by any other party (other than routine claims for benefits), and there exists no state of facts which after notice or lapse of time or both could reasonably be expected to give rise to any such investigation, examination, or other proceeding, action, or claim or to affect the registration of any Canadian Seller Benefit Plan required to be registered. Should any matter arise which could affect the registration of any of the Canadian Seller Benefit Plans, the Canadian Seller will, in a timely fashion, take all steps required to ensure the registration is not affected.

                 (v) All contributions or premiums required by the Canadian Seller under the terms of each Canadian Seller Benefit Plan or by Applicable Employee Benefit Laws have been made in a timely fashion in accordance with Applicable Employee Benefit Laws and the terms of the Canadian Seller Benefit Plans, and the Canadian Seller does not have, and as of the Closing Date will not have, any liability (other than liabilities accruing after the Closing Date) with respect to any of the Canadian Seller Benefit Plans. Contributions or premiums will be paid by the Canadian Seller on an accrual basis for the period up to the Closing Date even though not otherwise required to be made until a later date.

                (vi) No amendments have been made to any Canadian Seller Benefit Plan and no improvements to any Canadian Seller Benefit Plan have been promised and no amendments or improvements to any Canadian Seller Benefit Plan will be made or promised prior to the Closing Date other than as disclosed in the documents provided pursuant to this Section 5.17.

               (vii) There have been no improper withdrawals, applications, or transfers of assets from the Canadian Hourly Pension Plan (as defined in Section 7.03(b) hereof) or the trust or other funding medium relating thereto, and neither the Canadian Seller, nor any of its agents, has been in breach of any fiduciary obligation with respect to the administration of the Canadian Hourly Pension Plan or the trust or other funding medium related thereto.

              (viii) The Sellers have furnished to the Canadian Purchaser true, correct, and complete copies of the Canadian Hourly Pension Plan as amended as of the date hereof together will all related documentation including, without limitation, funding agreements, actuarial reports, funding, and financial information returns and statements, all professional opinions (whether or not internally prepared) and all material internal memoranda concerning the Canadian Hourly Pension Plan, copies of material correspondence with all regulatory authorities with respect to the Canadian Hourly Pension Plan, and plan summaries, booklets, and personnel manuals. No material changes other than disclosed benefit improvements have occurred to the Canadian Hourly Pension Plan or are expected to occur which would affect the actuarial reports or financial statements required to be provided to the Canadian Purchaser pursuant to this Section 5.17(e)(viii). The Sellers have furnished to the Canadian Purchaser true, correct, and complete copies of the most recent plan text, funding agreement, actuarial report, and employee booklet for the Canadian Seller Pension Plan (as defined in Section 7.03(c) hereof). The Sellers have furnished to the Canadian Purchaser a correct and complete listing of all benefits provided under the Canadian Seller Non-Pension Benefit Plans (as defined in Section 7.03(a) hereof).

                (ix) All employee data pertaining to coverage for Canadian Transferred Employees under each Canadian Seller Benefit Plan has been or will be provided by the Canadian Seller to the Canadian Purchaser and is or will be true and correct as of the date of this Agreement and the Canadian Seller will notify the Canadian Purchaser of any changes thereto.

                 (x) Except as disclosed in SCHEDULE 5.17(e)(x), none of the Canadian Seller Benefit Plans provides benefits to retired employees or to the beneficiaries or dependents of retired employees. There is no program, plan, or arrangement sponsored by the Canadian Seller that provides severance or similar termination benefits in effect for the Canadian Seller Employees.

     Section 5.18 LICENSES. Each Seller has obtained all material Business Licenses required to be obtained by such Seller in connection with the Business.


     Section 5.19 INSURANCE PROGRAMS. SCHEDULE 5.19 hereof, contains a true and complete list of all material Insurance Programs. Each such Insurance Program is in full force and effect, no premiums due thereunder have not been paid. Neither Seller has received any notice of cancellation or termination with respect to any such Insurance Program and neither Seller is in default thereunder in any material respect. Such material Insurance Programs provide insurance coverage for the Assets and operations of the Business in amounts consistent with industry standards and the past insurance practices of the Business. Since January 1, 1990, neither Seller has been denied any insurance coverage which it has requested.

     Section 5.20   ENVIRONMENTAL MATTERS.

     (a) COMPLIANCE. Except as disclosed on SCHEDULE 5.20(a) hereof, each Seller has obtained, and, to its Knowledge, complied with all the terms and conditions of, all Licenses required to be obtained by such Seller pursuant to any Environmental Law in connection with the Business or the Assets. Each such License obtained by each Seller is in full force and effect. To its

Knowledge, each Seller is in compliance with all Environmental Laws applicable to such Seller with respect to the Business.

     (b) LISTINGS. None of the Real Property is listed on the NPL, CERCLIS or any similar state or local list of sites requiring investigation or clean-up.

     (c) NO NOTICE. No written notice or, to the Knowledge of each Seller, any other communication from any Governmental Authority of any alleged violation of any Environmental Law in connection with the Business or the Assets has been communicated to either Seller, except for such notices or communications that have been complied with in all material respects or otherwise addressed to the satisfaction of such Governmental Authority in all material respects and pursuant to which such Seller has no continuing obligations and with respect to which no further action by the Governmental Authority is pending or, to the Knowledge of such Seller, threatened.

     (d) NO CONTAMINATION. To the Sellers' knowledge, neither Seller has caused as the result of an intentional or unintentional action or omission, a disposal, discharge, omission, release or threatened release of a Hazardous Material at, from, under, over, in or on the Real Property other than in compliance with the terms and conditions of a License or the Environmental Laws, and, to the knowledge of Sellers, there are no conditions existing at any of the Real Property that, at the date hereof, require, or which with the giving of notice would require investigation, remedial or corrective action, monitoring, removal or closure pursuant to the Environmental Laws.

     Section 5.21   RELATIONSHIP WITH AFFILIATES.  Except as set forth in
SCHEDULE 5.21 hereof, no Affiliate or division of either Seller provides or supplies assets, technology, services or facilities used or held for use in connection with the Business which are individually or in the aggregate material to the Business, and the Business does not provide or supply any assets, services or facilities to any Affiliate or division of either Seller which are individually or in the aggregate material to the Business. Except as disclosed in SCHEDULE 5.21 hereof, each of the transactions listed in SCHEDULE 5.21 hereof is engaged in on an arm's-length basis. SCHEDULE 5.21 hereof describes all arrangements under which goods are supplied to the Business by any division or Affiliate of either Seller and all arrangements under which goods are sold by the Business to any division or Affiliate of either Seller.

     Section 5.22 BROKERS. No broker or other representative has acted on behalf of either Seller in connection with the transactions contemplated hereby in such manner as to give rise to any valid claim by any Person against either Purchaser for a finder's fee, brokerage commission or similar payment.

     Section 5.23 NO GUARANTEES. Except as set forth on SCHEDULE 5.23 hereof and except for the endorsement of negotiable instruments in the ordinary course of business, to the Knowledge of each Seller, no Assumed Liability is guaranteed by or subject to a similar contingent obligation provided by any Affiliate of either Seller, and neither Seller has guaranteed or become subject to a similar contingent obligation in respect of the Liabilities of any customer, supplier or other Person to whom such Seller sells goods or provides services in the conduct of the Business or with whom such Seller otherwise has significant business relationships in the conduct of the Business.

     Section 5.24 SUBSTANTIAL CUSTOMERS AND SUPPLIERS. SCHEDULE 5.24 hereof lists the ten (10) largest customers of the Business, on the basis of revenues for goods sold or services provided for the fiscal year ending December 31, 1994. SCHEDULE 5.24 hereof lists the ten (10) largest suppliers of the Business, on the basis of cost of goods or services purchased for the fiscal year ending December 31, 1994. Except as disclosed in Schedule 5.12(b), neither Seller is engaged in any material dispute with a customer or a supplier.

     Section 5.25 JOINTLY USED PROPERTY. Schedule 5.25 hereof lists (i) all Material Contracts of each Seller which such Seller uses jointly in connection with the Business and in connection with any other business maintained or operated by such Seller (the "JOINT CONTRACTS") and (ii) all material tangible personal property used solely in connection with the Business by U.S. Seller and all material tangible personal property used jointly in connection with the Business and in connection with any other businesses maintained or operated by U.S. Seller, in each case located at the Claremont, North Carolina, U.S.A. facility of U.S. Seller (the "CLAREMONT TANGIBLE ASSETS").

     Section 5.26 RESIDENCY. Canadian Seller is not a non-resident of Canada within the meaning of the Income Tax Act (Canada).

     Section 5.27 CERTAIN BUSINESS MATTERS. SCHEDULE 5.27 hereof discloses certain additional matters relating to the Business.

     Section 5.28 DISCLOSURE. The representations and warranties of each Seller contained in this Agreement, the Schedules hereto and in any certificate or document delivered at Closing by either Seller to either Purchaser do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE VI

                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS

     Purchasers hereby jointly and severally represent and warrant to Sellers as of the date hereof as follows:

     Section 6.01 CORPORATE ORGANIZATION AND AUTHORITY. U.S. Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Georgia, with full corporate power and authority to conduct its business as now conducted and to own, lease and use its Assets and Properties. Canadian Purchaser is a corporation incorporated, existing and in good standing under the laws of the Province of Ontario, with full corporate power and authority to conduct its business as now conducted and to own, lease and use its Assets and Properties. Each Purchaser has the power to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by each Purchaser and the consummation of the transactions contemplated hereby by such Purchaser, including, without limitation, the purchase of the Assets from the relevant Seller and the execution and performance of the Related Agreements to which such Purchaser is a party by such Purchaser have been duly authorized by all requisite corporate action on the part of such Purchaser. This Agreement constitutes, and the Related Agreements to which each Purchaser is a party and the other instruments and documents to be executed and delivered by each Purchaser hereunder will, when executed and delivered, constitute, the legal, valid and binding obligations of each Purchaser enforceable against such Purchaser in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws or general principles of equity.

     Section 6.02 FOREIGN QUALIFICATION. U.S. Purchaser is duly qualified or registered to do business as a foreign corporation and is in good standing in the states of North Carolina, and Kentucky. Canadian Purchaser is duly qualified or registered to do business and is in good standing in the province of Manitoba.

     Section 6.03 NO CONFLICTS AND CONSENT REQUIREMENTS. The execution and delivery of this Agreement by each Purchaser do not, and the execution and delivery by each Purchaser of the Related Agreements to which such Purchaser is a party, the performance by each Purchaser of its obligations under this Agreement and such Related Agreements, and the consummation of the transactions contemplated hereby and thereby will not:

             (a) conflict with or violate any provision of the Certificate of Incorporation or Articles of Incorporation, as the case may be, or Bylaws of such Purchaser;

             (b) subject to obtaining the consents and approvals and to making the filings and giving the notices set forth in SCHEDULE 6.03(b) hereof, conflict with, violate or breach any Law or Order applicable to such Purchaser or any of its Assets and Properties, other than any such conflict, violation or breach which, individually or in the aggregate with any other such conflicts, violations or breaches, could not reasonably be expected to have an adverse effect on the validity or enforceability of this Agreement or any Related Agreement; or

             (c)    (i) conflict with or result in a violation or breach of,
     (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require such Purchaser to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon such Purchaser or any of its Assets and Properties under, any Contract or License to which such Purchaser is a party or by which any of its Assets and Properties is bound, except as could not reasonably be expected to have an adverse effect on the validity or enforceability of this Agreement or any Related Agreement.

     Section 6.04 GOVERNMENTAL APPROVALS AND FILINGS. Except as required by the HSR Act, the Investment Canada Act and the Competition Act, neither the execution, delivery, or performance of this Agreement or any Related Agreement to which it is a party by either Purchaser nor the consummation of the transactions contemplated hereby or thereby will require the consent of, filing with or notice to any Governmental Authority on the part of such Purchaser. The Canadian Purchaser is an "American" as that term is used in the Investment Canada Act (Canada).

     Section 6.05 LITIGATION AND CLAIMS. Neither Purchaser is subject to any unsatisfied Order and neither Purchaser is a party to or, to the knowledge of such Purchaser, threatened to be made a party to, any charge, complaint, action, suit, arbitration, proceeding, hearing, or investigation which, individually or in the aggregate with all other such items, could reasonably be expected to have an adverse effect on the ability of such Purchaser to enter into or perform its obligations under this Agreement or any Related Agreement to which such Purchaser is a party or to consummate the transactions contemplated hereby or thereby.

     Section 6.06 COMPLIANCE WITH LAWS AND ORDERS. Neither Purchaser is in violation of or in default under any Law or Order applicable to such Purchaser the effect of which, individually or in the aggregate with other such violations and defaults, could reasonably be expected to have an adverse effect on the ability of such Purchaser to enter into or perform its obligations under this Agreement or any Related Agreement to which such Purchaser is a party or to consummate the transactions contemplated hereby or thereby.

     Section 6.07 BROKERS. No broker or other representative has acted on behalf of either Purchaser in connection with the transactions contemplated hereby in such manner as to give rise to any valid claim by any Person against either Seller for a finder's fee, brokerage commission or similar payment.

     Section 6.08 FINANCING. Attached as SCHEDULE 6.08 hereof is a true and correct copy of a commitment letter provided to Purchasers by Nomura Holding America Inc. (the "LENDER") with respect to the financing to be provided to Purchasers in connection with this transaction (the "COMMITMENT").

     Section 6.09 ACKNOWLEDGEMENT. Purchasers acknowledge that they have not received from Sellers the internal budgets of Sellers or any information regarding the prices charged by Sellers to their customers.

     Section 6.10 GST REGISTRATION. Canadian Purchaser is a registrant within the meaning of Part IX of the Excise Tax Act (Canada).

     Section 6.11 DISCLOSURE. The representations and warranties of each Purchaser contained in this Agreement, the Schedules hereto and in any certificate or document delivered at Closing by either Purchaser to either Seller do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.


                                   ARTICLE VII

                                EMPLOYEE MATTERS

     Section 7.01   EMPLOYMENT.

     (a) U.S. EMPLOYEES. U.S. Purchaser shall offer employment to all U.S. Seller Employees actively employed by the Business as of the Closing Date. If as of the Closing Date a U.S. Seller Employee is on a disability or authorized temporary leave from the U.S. Seller, the U.S. Purchaser shall offer employment to such person at such time he is capable and ready to return to active status. Such offers of employment shall be: (A) in the case of unionized employees, on the same terms and conditions of employment as are enjoyed by them under the U.S. Union Contract in effect immediately prior to the Closing Date (or, with respect to a U.S. Seller Employee on a disability or authorized temporary leave as of the Closing Date, any successor collective bargaining agreement in effect for other Unionized U.S. Transferred Employees when he is capable and ready to return to active status); and (B) in the case of non-unionized employees, at the same location and salary/wages as they enjoyed with U.S. Seller immediately prior to the Closing Date (or, with respect to a U.S. Seller Employee on a disability or temporary leave as of the Closing Date, on substantially the same terms and conditions of employment, in the aggregate, then enjoyed by similarly situated non-unionized employees of the U.S. Purchaser), except, in each case, as otherwise provided in this Article VII. Notwithstanding the foregoing, with the mutual consent of U.S. Seller and U.S. Purchaser, U.S. Seller may transfer U.S. Seller's employees in the Business to another position within the U.S. Seller outside of the Business during the period between the signing of this Agreement and the Closing Date, and such employees shall not be considered U.S. Seller Employees. As of the Closing Date, the U.S. Purchaser shall be bound by the terms and conditions of the U.S. Union Contract, as a successor employer. U.S. Purchaser shall bear and discharge any and all Liability relating to claims of U.S. Seller Employees who allege termination of their employment on or after the Closing Date as a result of the transactions contemplated by this Agreement or otherwise. The U.S. Purchaser shall recognize accumulated service with the U.S. Seller and its predecessors in the U.S. Business who accept the U.S. Purchaser's offer of employment as provided in this Section 7.01(a) (the "U.S. TRANSFERRED EMPLOYEES") for purposes of eligibility and vesting under U.S. Purchaser's employee benefit plans, practices, and programs (but not for benefit accrual purposes, unless required by Law or any provision of this Agreement), and for purposes of determining any severance and termination costs and any damages arising out of or resulting from any dismissal of such U.S. Seller Employees. U.S. Purchaser and U.S. Seller shall agree to execute a successor/predecessor agreement substantially in the form attached as SCHEDULE 7.01(a) regarding the parties' respective obligations for Form W-2, Wage and Tax Statement, filing with respect to the U.S. Transferred Employees.

     (b) CANADIAN EMPLOYEES. Canadian Purchaser shall offer employment to all Canadian Seller Employees actively employed by the Business as of the Closing Date. If as of the Closing Date a Canadian Seller Employee is on a disability or authorized temporary leave from the Canadian Seller, the Canadian Purchaser shall offer employment to such person at such time he is capable and ready to return to active status. Such offers of employment to Canadian Seller Employees who are actively employed by the Business as of the Closing Date shall be on the same terms and conditions of employment as are enjoyed by them under their collective agreements immediately prior to the Closing Date (in the case of unionized employees) or on substantially the same terms and conditions of employment, in the aggregate, as are enjoyed by them immediately prior to the Closing Date (in the case of the non-unionized employees), except as otherwise provided in this Article VII. Such offers of employment to Canadian Seller Employees who are on disability or authorized temporary leave from the Canadian Seller as of the Closing Date shall be on the same terms and conditions of employment as are enjoyed by other unionized Canadian Transferred Employees (as defined in this Section 7.01(b)) under the collective agreement(s) in force at the time such offers of employment are made (in the case of unionized employees) or on substantially the same terms and conditions of employment, in the aggregate, as are enjoyed by other similarly situated non-unionized Canadian Transferred Employees at the time such offers of employment are made (in the case of the non-unionized employees), except as otherwise provided in this Article VII. As of the Closing Date, the Canadian Purchaser shall be bound by the terms and conditions of the collective agreement applicable to the unionized Canadian Seller Employees, as identified in
Section 2.01(b)(viii), as a successor employer. The Canadian Purchaser shall bear and discharge any and all Liability relating to claims of Canadian Seller Employees who allege an actual or constructive termination of their employment on or after the Closing Date as a result of the transactions contemplated by this Agreement. The Canadian Purchaser shall recognize accumulated service with the Canadian Seller and its predecessors in the Business of the Canadian Seller Employees who accept the Canadian Purchaser's offer of employment as provided in this Section 7.01(b) (the "CANADIAN TRANSFERRED EMPLOYEES") for all purposes, including determining any severance and termination costs and any damages arising out of resulting from any dismissal of such Canadian Transferred Employees.

     Section 7.02   EMPLOYEE BENEFITS - US.

     (a)     WELFARE PLAN BENEFITS.

                 (i)     Subject to the reimbursement obligations set forth in
     Section 7.02(a)(ii), U.S. Seller and its Affiliates or, where appropriate, their U.S. Seller Benefit Plans shall pay with respect to U.S. Seller's present or former employees (and their eligible dependents) of the
     Business: (A) all covered and eligible claims for medical and dental benefits attributable to "qualified beneficiaries" entitled to "continuation coverage" as of the Closing Date (as such quoted terms are defined in Section 4980B of the Code), regardless of when services are rendered or expenses incurred, (B) all covered and eligible claims for medical and dental benefits (excluding any post-retirement benefits other than to the extent provided under Section 4980B of the Code) incurred, but are either not paid or not reported, or both, prior to the Closing Date,
     (C) all covered and eligible claims for short-term disability benefits with respect to or arising out of occurrences prior to the Closing Date, (D) to the extent consistent with its current administrative practice, all covered and eligible claims for medical and dental benefits incurred after the Closing Date by or with respect to any disabled U.S. Seller Employee, whose disability arose out of occurrences prior to the Closing Date, and (E) all covered and eligible claims for workers' compensation benefits with respect to or arising out of occurrences prior to the Closing Date.

                (ii) U.S. Purchaser and its Affiliates or, where appropriate, their successor benefit plans shall (A) be liable for and be responsible for the payment of all covered and eligible claims for medical, dental, disability, and workers' compensation benefits (excluding any post-retirement benefits other than to the extent provided under Section 4980B of the Code) incurred on or after the Closing Date, and (B) promptly reimburse the U.S. Seller for any amounts paid by the U.S. Seller and its Affiliates or, where appropriate, their U.S. Seller Benefit Plans under Section 7.02(a)(i) (itemized by the type of benefits paid), including any reasonable administrative expenses incurred in making these transitional period payments, net of the value received by the U.S. Seller from any stop-loss insurance coverage related to its payment of such claim.

               (iii) To the extent not otherwise provided herein, the U.S. Purchaser and its Affiliates or, where appropriate, their successor welfare or fringe benefit plans shall be liable for and be responsible for the payment of any claims for vacation pay, holiday pay, or bonuses to the extent accrued but not paid by the U.S. Seller prior to the Closing Date.

     (b)     UNION HOURLY PENSION PLAN.

                 (i) Effective as of the Closing Date, U.S. Purchaser shall assume and adopt the U.S. Seller Benefit Plan that provides defined benefit retirement benefits qualified under Section 401(a) of the Code to all current and former collectively bargained U.S. Seller Employees at its Elizabethtown, Kentucky facility, currently known as the Alcatel NA Cable Systems, Inc. Hourly Pension Plan - Elizabethtown (the "UNION HOURLY PENSION PLAN"), and shall fully succeed to all U.S. Seller's and its U.S. Seller ERISA Affiliates' rights and shall fully perform, pay, and discharge all of U.S. Seller's and its U.S. Seller ERISA Affiliates' duties, liabilities, and obligations, as a successor employer under and with respect thereto and the related trust agreements and the assets thereof, which assets (the "UNION HOURLY PENSION BENEFITS AMOUNT") shall be equal to the market value of the assets of such plan as of the Union Hourly Pension Transfer Date (as defined in Section 7.02(b)(ii)). Subject to the written authorization of the U.S. Purchaser, the assets with respect to the Union Hourly Pension Plan shall remain invested in the investment arrangements selected by the U.S. Seller.

                (ii) As soon as practicable following (A) the determination of the Union Hourly Pension Benefit Amount, and (B) the designation (or establishment, if necessary) of a trust that is exempt from federal income taxation under Section 501(a) of the Code, U.S. Seller shall cause to be transferred from the trust for U.S. Seller's Union Hourly Pension Plan to the U.S. Purchaser's trust for the Union Hourly Pension Plan (the date of such transfer being hereinafter referred to as the "UNION HOURLY PENSION BENEFIT TRANSFER DATE") an amount in cash equal to the Union Hourly

     Pension Benefit Amount, reduced, as and when paid, by benefit payments made by U.S. Seller's Union Hourly Pension Plan during such period.

               (iii) In the event that benefits become payable to any participant in the Union Hourly Pension Plan after the Closing Date and prior to the Union Hourly Pension Benefit Transfer Date, U.S. Seller shall take such action as shall be necessary to ensure that those benefits accrued by such participants shall be paid directly to such participants by the U.S. Seller's Union Hourly Pension Plan and U.S. Seller shall furnish U.S. Purchaser evidence reasonably satisfactory to U.S. Purchaser of such payment. The amount to be transferred to the U.S. Purchaser's trust in accordance with subparagraph (ii) above shall be adjusted in the manner set forth in such subparagraph to reflect the payment of such benefits, and any reasonable administrative expenses incurred by the U.S. Seller or its trust in making these transitional period benefit payments.

                (iv) From and after the Union Hourly Pension Benefit Transfer Date, U.S. Purchaser shall cause its Union Hourly Pension Plan to assume and fully perform, pay, and discharge all obligations and liabilities to and with respect to participants under the U.S. Seller's Union Hourly Pension Plan and U.S. Purchaser shall indemnify and hold U.S. Seller, its Affiliates, and U.S. Seller's Union Hourly Pension Plan, and each of them, harmless from and against any and all Losses which may be asserted against or incurred by U.S. Seller, its Affiliates, and/or U.S. Seller's Union Hourly Pension Plan with respect to any such obligations and liabilities (except to the extent such Losses relate to a breach of U.S. Seller's representations and warranties pertaining to the Union Hourly Pension Plan contained in Section 5.17 hereof).

     (c)     NON-UNION HOURLY PENSION PLAN.

                 (i) As soon as practicable, but effective as of the Closing Date, U.S. Purchaser shall extend coverage under a new or existing defined benefit pension plan qualified under Section 401(a) of the Code maintained or established by U.S. Purchaser or an Affiliate (the "TRANSFEREE NON-UNION HOURLY PENSION PLAN") for U.S. Transferred Employees (and U.S. Seller Employees on a disability or temporary leave as of the Closing Date) who are classified as hourly employees and who are not subject to a collective bargaining agreement, subject to the transfer of assets to the Transferee Non-Union Hourly Pension Plan as provided for in Section 7.02(c)(ii).
     Under such Transferee Non-Union Hourly Pension Plan, U.S. Transferred Employees shall be credited with service, for eligibility and vesting purposes, equal to the service credited to them for such purposes, as of the Closing Date, under the terms of the Alcatel NA Cable Systems, Inc. Hourly

     Pension Plan maintained by the U.S. Seller covering such U.S. Transferred Employees (the "U.S. SELLER'S NON-UNION HOURLY PENSION PLAN") as of the Closing Date.

                (ii)     As soon as practicable following (A) the Closing Date,
     (B) the designation (or establishment, if necessary) of the Transferee Non-Union Hourly Pension Plan, (C) the furnishing by U.S. Purchaser to U.S. Seller of a favorable determination letter for the Transferee Non-Union Hourly Pension Plan or an opinion of counsel of U.S. Purchaser reasonably satisfactory to U.S. Seller opining that the Transferee Non-Union Hourly Pension Plan is a qualified plan under Section 401(a) of the Code, (D) the receipt by U.S. Purchaser of information satisfactory to U.S. Purchaser that the U.S. Seller's Non-Union Hourly Pension Plan is a qualified plan under Section 401(a) of the Code, and (E) the expiration of thirty days after both U.S. Seller and U.S. Purchaser have filed Form 5310-A, if necessary, with the IRS, U.S. Seller shall cause to be transferred from the trust for U.S. Seller's Non-Union Hourly Pension Plan to the trust for the Transferee Non-Union Hourly Pension Plan (the date of such transfer being hereinafter referred to as the "NON-UNION HOURLY PENSION BENEFIT TRANSFER DATE") an amount in cash equal to the projected benefit obligation under U.S. Seller's Non-Union Hourly Pension Plan, determined as of the Closing Date with respect to U.S. Transferred Employees (and U.S. Seller Employees on a disability or temporary leave as of the Closing Date) covered under such plan, in accordance with Statement of Financial Accounting Standards No. 87 based on the assumptions utilized by the U.S. Seller for financial statement footnote disclosure purposes as of December 31, 1994 (the "NON-UNION HOURLY PENSION BENEFIT AMOUNT"), augmented at the rate of 8% on the daily balances of the Non-Union Hourly Pension Benefit Amount during the period from the Closing Date to the Union Hourly Pension Benefit Transfer Date and reduced, as and when paid, by any benefit payments made by U.S. Seller's Non-Union Hourly Pension Plan during such period. Such Non-Union Hourly Pension Benefit Amount shall be deemed to be in accordance with
     Section 414(l) of the Code and the regulations thereunder.

               (iii) Within sixty days after the Closing Date, (A) U.S. Seller shall cause its actuaries to determine and certify to U.S. Purchaser the Non-Union Hourly Pension Benefit Amount, and (B) the U.S. Seller's actuaries shall deliver to U.S. Purchaser a complete copy of their determinations and the material and information necessary to prepare such determinations (including, without limitation, participant census data, actuarial assumptions, methodologies and such other information as U.S. Purchaser's actuaries may reasonably request). U.S. Purchaser may, at its expense, permit U.S. Purchaser's actuaries to review the determinations made by the U.S. Seller's actuaries solely for the purpose of verifying accuracy of computation, but

     (A) compliance with the applicable legal requirements and actuarial methods and assumptions specified above shall be determined solely by the U.S. Seller's actuaries in accordance with this Section and (B) absent clear arithmetic or data-related error, which results in a material difference in the amount determined, the calculation by U.S. Seller's actuary shall be presumed correct.

                (iv) In the event that benefits become payable to any U.S. Transferred Employee in the Non-Union Hourly Pension Plan after the Closing Date and prior to the Non-Union Hourly Pension Benefit Transfer Date, U.S. Seller shall take such action as shall be necessary to ensure that those benefits accrued by such participants shall be paid directly to such participants by the U.S. Seller's Non-Union Hourly Pension Plan and U.S. Seller shall furnish U.S. Purchaser evidence reasonably satisfactory to U.S. Purchaser of such payment. The amount to be transferred to the U.S. Purchaser's trust in accordance with subparagraph (ii) above shall be adjusted in the manner set forth in such subparagraph to reflect the payment of such benefits, and any reasonable administrative expenses incurred by the U.S. Seller or its trust in making these transitional period benefit payments.

                 (v) From and after the Non-Union Hourly Pension Benefit Transfer Date, U.S. Purchaser shall cause the Transferee Non-Union Hourly Pension Plan to assume and fully perform, pay, and discharge all obligations and liabilities to and with respect to U.S. Transferred Employees under the U.S. Seller's Non-Union Hourly Pension Plan and U.S. Purchaser shall indemnify and hold U.S. Seller, its Affiliates, and U.S. Seller's Non-Union Hourly Pension Plan, and each of them, harmless from and against any and all Losses which may be asserted against or incurred by U.S. Seller, its Affiliates, and/or U.S. Seller's Non-Union Hourly Pension Plan with respect to any such obligations and liabilities (except to the extent such Losses relate to a breach of U.S. Seller's representations and warranties pertaining to the Non-Union Hourly Pension Plan contained in
     Section 5.17 hereof).

                (vi) Notwithstanding any provision in this Section 7.02(c) to the contrary, if the U.S. Purchaser's actuary reasonably disagrees with the determination of the Non-Union Hourly Pension Benefit Amount, then the U.S. Purchaser may elect not to accept the transfer of assets and assumption of liabilities as provided for in Section 7.02(c)(ii). In such event, U.S. Seller shall cause each U.S. Transferred Employee to have a fully (100%) vested nonforfeitable right to such employee's accrued benefits, if any, under the U.S. Seller's Non-Union Hourly Pension Plan, and shall cause such plan to pay to each U.S. Transferred Employee their vested accrued benefits thereunder when and as provided in such plan.

     (d)     SALARIED PENSION PLAN.

                 (i) As soon as practicable, but effective as of the Closing Date, U.S. Purchaser shall extend coverage under a new or existing defined benefit pension plan qualified under Section 401(a) of the Code maintained or established by U.S. Purchaser or an Affiliate (the "TRANSFEREE SALARIED PENSION PLAN") for U.S. Transferred Employees (and U.S. Seller Employees on a disability or temporary leave as of the Closing Date) who are classified as salaried employees, subject to the transfer of assets to the Transferee Salaried Pension Plan as provided for in Section 7.02(d)(ii). Under such Transferee Salaried Pension Plan, Transferred Employees shall be credited with service, for eligibility and vesting purposes, equal to the service credited to them for such purposes, as of the Closing Date, under the terms of the Alcatel NA Cable Systems, Inc. Salaried Pension Plan maintained by the U.S. Seller covering such U.S. Transferred Employees (the "U.S. SELLER'S SALARIED PENSION PLAN") as of the Closing Date.

                (ii)     As soon as practicable following (A) the Closing Date,
     (B) the designation (or establishment, if necessary) of the Transferee Salaried Pension Plan, (C) the furnishing by U.S. Purchaser to U.S. Seller of a favorable determination letter for the Transferee Salaried Pension Plan or an opinion of counsel of U.S. Purchaser reasonably satisfactory to U.S. Seller opining that the Transferee Salaried Pension Plan is a qualified plan under Section 401(a) of the Code, (D) the receipt by U.S. Purchaser of information satisfactory to U.S. Purchaser that the U.S. Seller's Salaried Pension Plan is a qualified plan under Section 4.01(a) of the Code, and (E) the expiration of thirty days after both U.S. Seller and U.S. Purchaser have filed Form 5310-A, if necessary, with the IRS, U.S. Seller shall cause to be transferred from the trust for U.S. Seller's Salaried Pension Plan to the trust for the Transferee Salaried Pension Plan (the date of such transfer being hereinafter referred to as the "SALARIED PENSION BENEFIT TRANSFER DATE") an amount in cash equal to the projected benefit obligation under U.S. Seller's Salaried Pension Plan, determined as of the Closing Date with respect to U.S. Transferred Employees (and U.S. Seller Employees on a disability or temporary leave as of the Closing Date) covered under such plan, in accordance with Statement of Financial Accounting Standards No. 87 based on the assumptions utilized by the U.S. Seller for financial statement footnote disclosure purposes as of December 31, 1994 (the "SALARIED PENSION BENEFIT AMOUNT"), augmented at the rate of 8% credited to the U.S. Seller's Salaried Pension Plan on the daily balances of the Salaried Pension Benefit Amount during the period from the Closing Date to the Salaried Pension Benefit Transfer Date and reduced, as and when paid, by any benefit payments made by U.S. Seller's Salaried Pension Plan during such period. Such Salaried

     Pension Benefit Amount shall be deemed to be in accordance with Section 414(l) of the Code and the regulations thereunder.

               (iii) Within sixty days after the Closing Date, U.S. Seller shall cause its actuaries to determine and certify to U.S. Purchaser the Salaried Pension Benefit Amount. The U.S. Seller's actuaries shall deliver to U.S. Purchaser a complete copy of their determinations and the material and information necessary to prepare such determinations (including, without limitation, participant census data, actuarial assumptions, and methodologies). U.S. Purchaser may, at its expense, permit U.S. Purchaser's actuaries to review the determinations made by the U.S. Seller's actuaries solely for the purpose of verifying accuracy of computation, but (A) compliance with the applicable legal requirements and actuarial methods and assumptions specified above shall be determined solely by the U.S. Seller's actuaries in accordance with this Section and
     (B) absent clear arithmetic or data-related error, which results in a material difference in the amount determined, the calculation by U.S. Seller's actuary shall be presumed correct.

                (iv) In the event that benefits become payable to any U.S. Transferred Employee in the Salaried Pension Plan after the Closing Date and prior to the Salaried Pension Benefit Transfer Date, U.S. Seller shall take such action as shall be necessary to ensure that those benefits accrued by such participants shall be paid directly to such participants by the U.S. Seller's Salaried Pension Plan and U.S. Seller shall furnish U.S. Purchaser evidence reasonably satisfactory to U.S. Purchaser of such payment. The amount to be transferred to the U.S. Purchaser's trust in accordance with subparagraph (ii) above shall be adjusted in the manner set forth in such subparagraph to reflect the payment of such benefits, and any reasonable administrative expenses incurred by the U.S. Seller or its trust in making these transitional period benefit payments.

                 (v) From and after the Salaried Pension Benefit Transfer Date, U.S. Purchaser shall cause the Transferee Salaried Pension Plan to assume and fully perform, pay, and discharge all obligations and liabilities to and with respect to U.S. Transferred Employees under the U.S. Seller's Salaried Pension Plan and U.S. Purchaser shall indemnify and hold U.S. Seller, its Affiliates, and U.S. Seller's Salaried Pension Plan, and each of them, harmless from and against any and all Losses which may be asserted against or incurred by U.S. Seller, its Affiliates, and/or U.S. Seller's Salaried Pension Plan with respect to any such obligations and liabilities (except to the extent such Losses relate to a breach of U.S. Seller's representations and warranties pertaining to the Salaried Pension Plan contained in Section 5.17 hereof).

                (vi) Upon the mutual consent of U.S. Seller and U.S. Purchaser, the transfer of assets and assumption of liabilities as provided for in Section 7.02(d)(ii) may be transferred, in aggregate, with the transfer of assets and assumption of liabilities as provided for in Section 7.02(c)(ii), in an aggregate amount equal to the sum of the Salaried Pension Amount and the Non-Union Hourly Pension Benefit Amount to a single, new or existing defined benefit pension plan qualified under Section 401(a) of the Code maintained or established by the U.S. Purchaser or an Affiliate.

               (vii) Notwithstanding any provision in this Section 7.02(d) to the contrary, if the U.S. Purchaser's actuary reasonably disagrees with the determination of the Salary Pension Benefit Amount, then the U.S. Purchaser may elect not to accept the transfer of assets and assumption of liabilities as provided for in Section 7.02(d)(ii). In such event, U.S. Seller shall cause each U.S. Transferred Employee to have a fully (100%) vested nonforfeitable right to such employee's accrued benefits, if any, under the U.S. Sellers Salaried Pension Plan and shall cause such plan to pay to each U.S. Transferred Employee their vested accrued benefits thereunder when and as provided in such plan.

     (e)     SAVINGS PLAN.

                 (i) Effective as of the Closing Date, U.S. Seller shall cause each U.S. Transferred Employee to have a fully (100%) vested nonforfeitable right to such employee's account balances, if any, under the Alcatel NA Cable Systems, Inc. Investment and Savings Plan ("U.S. SELLER'S SAVINGS PLAN"), and shall cause the U.S. Seller's Savings Plan to pay to each U.S. Transferred Employee their vested accrued benefits thereunder when and as provided in such plan. For purposes of determining when such benefits become payable, the affected U.S. Transferred Employees shall be deemed to have separated from service on the Closing Date, consistent with the terms of Section 401(k)(10) of the Code.

                (ii) U.S. Seller shall cause to be made to U.S. Seller's Savings Plan any and all contributions that are required under U.S. Seller's Savings Plan for the period prior to the Closing Date.

               (iii) As soon as practicable, U.S. Purchaser shall extend coverage under a new or existing defined contribution plan ("U.S. PURCHASER'S SAVINGS PLAN") to the U.S. Transferred Employees who have account balances under U.S. Seller's Savings Plan as of the Closing Date. Such employees shall be credited under the U.S. Purchaser's Savings Plan with service, for eligibility and vesting purposes, equal to the service credited to them for such purposes under the terms of the U.S. Seller's Savings Plan as of the Closing Date.

     (f) INDEMNIFICATION. The obligation of the U.S. Purchaser to indemnify the U.S. Seller set forth in Section 13.03(b) shall include, without limitation, any Losses suffered or incurred by U.S. Seller as a result of or arising out of:
(A) failure by U.S. Purchaser to offer employment to all U.S. Seller Employees actively employed by the Business as of the Closing Date, or to any U.S. Seller Employee who is disabled or on an authorized temporary leave as of the Closing Date, once they are capable and ready to return to active status, pursuant to the provisions of Section 7.01(a), (B) failure of U.S. Purchaser to abide by the terms of the U.S. Union Contract which U.S. Purchaser has agreed to assume, (C) failure by U.S. Purchaser to bear and discharge any and all liabilities relating to claims by any U.S. Seller Employee alleging termination of their employment on or after the Closing Date as a result of the transactions contemplated by the Agreement, or otherwise pursuant to the provisions of Section 7.01(a), (D) failure by U.S. Purchaser to reimburse U.S. Seller for any amounts payable to U.S. Seller and its Affiliates or, where appropriate, their U.S. Seller Benefit Plans, pursuant to the provisions of Section 7.02(a)(ii), and (E) failure by U.S. Purchaser to pay when due any vacation pay, holiday pay or bonuses accrued but not paid by the U.S. Seller prior to the Closing Date, pursuant to the provisions of Section 7.02(a)(iii).

     Section 7.03   EMPLOYEE BENEFITS - CANADA.

     (a) BENEFIT PLANS. Effective as of the Closing Date, the Canadian Purchaser shall establish or cause to be established, at its own expense, benefit plans (the "CANADIAN PURCHASER BENEFIT PLANS") to provide group non-pension benefits which are substantially similar in the aggregate to the benefits provided by the Canadian Seller Benefit Plans other than pension plans (the "CANADIAN SELLER NON-PENSION BENEFIT PLANS") for the Canadian Transferred Employees in connection with any and all claims of Canadian Transferred Employees incurred after the Closing Date. Effective as of the Closing Date, such Canadian Transferred Employees who participate in the Canadian Seller Non-Pension Benefit Plans according to the terms thereof shall cease to participate in and accrue benefits under the Canadian Seller Non-Pension Benefit Plans and shall commence participation in and accrue benefits under the Canadian Purchaser Benefit Plans in accordance with, and subject to, the membership, eligibility, and coverage requirements of the Canadian Seller Benefit Plans. Canadian Transferred Employees who are not participants in the Canadian Seller Non-Pension Benefit Plans as at the Closing Date shall become participants in and accrue benefits under the Canadian Purchaser Benefit Plans as and from the Closing Date in accordance with, and subject to, the membership, eligibility, and coverage requirements thereof. Except as otherwise provided in this
Section 7.03(a), the Canadian Seller shall retain responsibility under the Canadian Seller Non-Pension Benefit Plans for all amounts payable by reason of or in connection with any and all claims incurred by the Canadian Seller Employees prior to the Closing Date. For the purposes of this

Section 7.03(a), a claim shall be deemed to have been "incurred" on the date of occurrence of any injury, the diagnosis of an illness, or any other event giving rise to such claim or series of related claims. Subject to the reimbursement obligation set forth in this Section 7.03(a), the Canadian Seller shall pay with respect to the Canadian Seller Employees all covered and eligible claims for short-term disability benefits with respect to or arising out of occurrences prior to the Closing Date. The Canadian Purchaser shall promptly reimburse the Canadian Seller or, where appropriate, the applicable Canadian Seller Non-Pension Benefit Plan for any such short-term disability benefits paid on or after the Closing Date in respect of the Canadian Seller Employees together with any reasonable administrative expenses incurred in making these transitional period payments.

     (b)     HOURLY PENSION PLAN.

                 (i) Effective as of the Closing Date, the Canadian Seller shall assign and transfer to the Canadian Purchaser its rights, obligations, and liabilities with respect to the Winnipeg Negotiated Non-Contributory Pension Plan (the "CANADIAN HOURLY PENSION PLAN") and its related funding medium (the "FUND"). Notwithstanding anything to the contrary in this Section 7.03(b), on or before the Closing Date the Canadian Seller shall make a contribution to the Fund in the amount necessary to bring the assets of the Canadian Hourly Pension Plan up to the projected benefit obligation using (A) the same methodologies and assumptions as utilized by the U.S. Seller for financial footnote disclosure purposes for the Canadian Hourly Pension Plan and the Canadian Seller Pension Plan as at December 31, 1994, and (B) employee census data as of the Closing Date. Effective as of the Closing Date, the Canadian Purchaser shall accept such assignment and transfer and shall assume the obligations, liabilities, duties, and responsibilities required of it as the successor sponsor of the Canadian Hourly Pension Plan and the Fund pursuant to the terms thereof and applicable Laws; provided, however, that any required approvals of an employee association or bargaining agent are obtained. The Canadian Seller agrees to cause to be filed with the applicable federal and provincial regulatory authorities, as soon as possible after the Closing Date, such documentation as may be required by applicable Laws or under the terms of the Canadian Hourly Pension Plan and the Fund with respect to the assumption of sponsorship of the Canadian Hourly Pension Plan and the Fund as provided for hereunder. The Canadian Purchaser agrees to do all things required of it under applicable Laws to establish that it is a successor sponsor to the Canadian Seller under the terms of the Canadian Hourly Pension Plan as provided hereunder. Without limiting the generality of the foregoing, the Canadian Purchaser agrees to cause to be filed with the applicable federal and provincial regulatory authorities, as soon as practicable following the Closing Date, such documentation as may be required to establish the

     Canadian Purchaser in such capacity. With respect to the administration of the Canadian Hourly Pension Plan from the Closing Date until sponsorship and effective control and direction over the Canadian Hourly Pension Plan and the Fund has transferred to the Canadian Purchaser, the Canadian Seller shall direct, or cause to be directed, the funding agent of the Canadian Hourly Pension Plan in accordance with the instructions given to the Canadian Seller by the Canadian Purchaser in connection with this Section 7.03(b). The Canadian Seller shall indemnify and hold the Canadian Purchaser harmless against and from any and all damages, claims, demands, actions, liabilities, expenses, costs, or losses resulting from the Canadian Seller's failure to direct the funding agent of the Canadian Hourly Pension Plan as directed by the Canadian Purchaser, that the Canadian Purchaser, the Canadian Hourly Pension Plan, or the Fund may suffer or incur. Except as provided in this Section 7.03(b), after sponsorship and effective control and direction over the Canadian Hourly Pension Plan and the Fund has transferred to the Canadian Purchaser, the Canadian Seller shall not have any further obligation or liability with respect to the Canadian Hourly Pension Plan and the Fund in connection with events occurring after such transfer of control and sponsorship. The Canadian Seller shall be responsible for satisfying any and all governmental reporting and/or disclosure requirements applicable to the Canadian Hourly Pension Plan and the Fund with respect to plan years ending six (6) months or more prior to the Closing Date, the Canadian Seller and the Canadian Purchaser shall cooperate in satisfying any and all governmental reporting and/or disclosure requirements applicable to the Canadian Hourly Pension Plan and the Fund with respect to the plan year ending immediately prior to the Closing Date, and the Canadian Purchaser shall be responsible for satisfying any and all governmental reporting and/or disclosure requirements applicable to the Canadian Hourly Pension Plan and the Fund with respect to plan years ending after the Closing Date. Prior to and following the Closing Date, the Canadian Seller agrees to use all reasonable efforts to provide the Canadian Purchaser with such books, records, and other relevant data within its control or access relating to benefit matters with respect to the Canadian Seller Employees as the Canadian Purchaser shall reasonably request.

                (ii) Immediately following the Closing Date, the assets of the Canadian Hourly Pension Plan shall remain invested in the Canadian Seller's master trust fund. Within thirty (30) days of receipt of written instructions from the Canadian Purchaser, but in no event later than six
     (6) months following the Closing Date, the Canadian Seller shall cause the funding agent for the Canadian Hourly Pension Plan to redeem the units of the master trust in which the assets of the Canadian Hourly Pension Plan have been invested and to forthwith deposit the cash value thereof in the Fund.

     The Canadian Seller shall not be responsible for any losses in the investment occurring subsequently to the Closing Date, unless such losses are the result of gross negligence or fraud on the part of the Canadian Seller or its employees or agents including, without limitation, any investment adviser or trustee of the Canadian Seller's master trust fund.

     (c)     SALARIED PENSION PLAN.

                 (i) Effective as of the Closing Date, the Canadian Transferred Employees who participate in the Alcatel Canada Wire Inc. Pension Plan for Salaried Employees (the "CANADIAN SELLER PENSION PLAN") shall case to participate in and accrue benefits under the Canadian Seller Pension Plan. Such Canadian Transferred Employees shall be referred to in this Section 7.03(c) as "SALARIED EMPLOYEES".

                (ii) Effective as and from the Closing Date, the Canadian Purchaser shall establish and register, or shall cause to be established and registered, with the appropriate federal and provincial regulatory authorities, at its own expense, a pension plan to replace the Canadian Seller Pension Plan in respect of the Salaried Employees. The new pension plan for the Salaried Employees shall be referred to as the "CANADIAN PURCHASER SALARIED PENSION PLAN".

               (iii) The Canadian Purchaser Salaried Pension Plan shall provide to the Salaried Employees benefits for their period of service with the Canadian Seller prior to the Closing Date (to the extent benefits for such period of service were provided to such employees under the Canadian Seller Pension Plan) which are substantially similar in the aggregate to the benefits provided for the Salaried Employees under the Canadian Seller Pension Plans as construed at the Closing Date, and as modified by amendments, if any, required by applicable Laws and shall provide pension benefits to the Salaried Employees for their period of service with the Canadian Purchaser after the Closing Date which are substantially similar in the aggregate to the benefits provided for the Salaried Employees under the Canadian Seller Pension Plan as constituted at the Closing Date, and as modified by amendments, if any, required by applicable Laws. The Canadian Purchaser intends to maintain the Canadian Purchaser Salaried Pension Plan for at least two (2) years from and after the Closing Date.

                (iv) As soon as practicable after the Closing Date, the Canadian Seller shall cause its actuary to determine the liabilities in respect of benefits which have accrued to the Salaried Employees (including those on disability or authorized temporary leave from the Canadian Seller who accept the Canadian Purchaser's offer of employment) and their respective beneficiaries under the Canadian Seller Pension Plan as of the Closing Date. Such liabilities shall be determined in accordance with the actuarial assumptions and methodology set out in
     Schedule 7.03(c)(iv) hereof and shall be based on the provisions of the Canadian Seller Pension Plan as in effect at the Closing Date.

             Forthwith upon the determination of the liabilities for the Salaried Employees as described in this Section 7.03(c)(iv), the Canadian Seller shall make application to such regulatory authorities as may be required for approval to transfer assets equal to these liabilities (the "TRANSFER AMOUNT") to the Canadian Purchaser Salaried Pension Plan.

                 (v) Forthwith upon determination of the Transfer Amount in accordance with Section 7.03(c)(iv), the Canadian Seller shall report the Transfer Amount to the Canadian Purchaser and its actuary. The Canadian Seller shall also furnish to both the Canadian Purchase and its actuary such information and data as may reasonably be required to permit a review of the determination of the Transfer Amount by the Canadian Purchaser and its actuary. Within thirty (30) days of notification of the Transfer Amount, the Canadian Purchaser shall provide written notice to the Canadian Seller of any disagreement regarding the data pertaining to the Salaried Employees or the application of the actuarial assumptions or methodology applied in preparing the valuation. If the Canadian Seller and the Canadian Purchaser cannot agree on the determination of the Transfer Amount within sixty (60) days after notification of the Transfer Amount, such determination shall be referred to and settled by such other independent actuary as the parties may agree using the actuarial assumptions and methodology set out in SCHEDULE 7.03(c)(iv) hereof and the cost and expenses of such independent actuary shall be borne equally by the Canadian Seller and the Canadian Purchaser. If such independent actuary agrees with the Canadian Purchaser that modifications to the Transfer Amount are required, the Canadian Seller shall ensure that the appropriate regulatory authorities are advised of the revised Transfer Amount.

                (vi) As soon as practicable following receipt by the Canadian Seller of such regulatory approvals as may be required, as well as evidence that the Canadian Purchaser Salaried Pension Plan has been accepted for registration by Revenue Canada, the Canadian Seller shall cause the funding agents of the Canadian Seller pension Plan to transfer the Transfer Amount, adjusted in accordance with Sections 7.03(c) (vii) and
     (ix) from the Closing Date to the date of such transfer to the funding agent of the Canadian Purchaser Salaried Pension Plan. The date on which such amount is transferred from the Canadian Seller Pension Plan to the Canadian Purchaser Salaried Pension Plan pursuant to this Section 7.03(c)(vi) shall be referred to as the "TRANSFER

     DATE". Written confirmation of any and all such regulatory approvals and evidence of such registration shall be forwarded by each party to the other forthwith upon receipt.

               (vii) From the Closing Date to the appropriate Transfer Date, the Canadian Seller, on behalf of, and, to the extent such expenses are reasonable, at the expense of, the Canadian Purchaser, for the account of the Canadian Purchaser, shall cause the funding agent of the Canadian Seller Pension Plan to accept and record as required all employee contributions and disbursements (return of contributions or other periodic or lump sum benefit payments and pro rata trustee or other funding agent expenses) relating to the Salaried Employee in respect of and on behalf of the Canadian Purchaser Salaried Pension Plan. The amount of the aforesaid credits and disbursements, as adjusted in accordance with the rate specified in Section 7.03(c)(ix), shall be added to or deducted from, as the case may be, the appropriate Transfer Amount. The Canadian Seller shall indemnify and hold the Canadian Purchaser harmless against and from any and all damages, claims, demands, actions, losses, liabilities, expenses or costs that the Canadian Purchaser may suffer or incur as a result of the Canadian Seller's actions or omissions in contravention of its obligations under this Section 7.03(c)(vii).

              (viii) If the transfer amount with respect to the Canadian Seller Pension Plan approved by the regulatory authorities shall exceed the Transfer Amount, such excess shall be transferred to the funding agent for the Canadian Purchaser Salaried Pension Plan without payment by the Canadian Purchaser. If the Transfer Amount with respect to the Canadian Seller Pension Plan shall exceed the transfer amount approved by the regulatory authorities, the Transfer Amount shall be reduced to equal the transfer amount approved by the regulatory authorities and the Canadian Seller shall pay the Canadian Purchaser the difference between the Transfer Amount and the transfer amount approved by the regulatory authorities.

                (ix) Immediately following the Closing Date, the Transfer Amount shall remain invested in the Canadian Seller's master trust fund.
     As soon as practicable following both calculation of the Transfer Amount and the agreement of the parties on the Transfer Amount under Section 7.03(c)(v), the Canadian Seller shall cause the funding agent for the Canadian Seller Pension Plan to redeem units of the master trust which have a cash value equal to the assets or other interests representing the Transfer Amount at such time. The cash amount shall be held in a separate account within the funding medium for the Canadian Seller Pension Plan and shall be credited with interest at the rate of 8% per annum, calculated on the daily balance of the Transfer Amount from the date of redemption to the Transfer Date.

     Section 7.04 NO THIRD PARTY BENEFICIARY. The parties hereto do not intend to create any third party beneficiary rights or remedies with respect to any Employees, former employees of the Business, or other Person who is providing, or has provided, services to the Business, as a result of the provisions in the foregoing Article VII or elsewhere in this Agreement and specifically hereby negate any such intention.


                                  ARTICLE VIII

                        ADDITIONAL AGREEMENTS OF SELLERS

     Section 8.01 OPERATION OF BUSINESS. From the date hereof until the Closing Date except to the extent Purchasers otherwise agree in writing and subject to Section 10.04:

             (a) Except as provided on SCHEDULE 8.01(a) hereof, Sellers shall operate the Business in the Ordinary Course of Business and use reasonable commercial efforts to preserve the present Business organization and present relationships with Persons (including customers and suppliers) having material business dealings with the Business.

             (b) Sellers shall give prompt written notice to Purchasers of any Material Adverse Change or that any representation or warranty of Sellers is no longer true, and Sellers shall give prompt written notice to Purchasers of any material development affecting the ability of Sellers to consummate the transactions contemplated by this Agreement.

     Section 8.02 ACCESS TO BOOKS AND RECORDS OF BUSINESS. From the date hereof until the Closing Date or any earlier termination of this Agreement, Sellers shall give Purchasers and their officers, employees, counsel, financial advisers, consultants, lenders and other representatives access upon reasonable notice and during normal business hours to the Employees and such other officers, and employees of either Seller responsible for the operations of the Business facilities and to the Assets in the locations customarily located, and shall furnish Purchasers with all such information concerning the Business, Assets and Assumed Liabilities as Purchasers may reasonably request in order to review the legal, financial and business condition and affairs of the Business so long as such access does not unreasonably interfere with the operation of the Business.

     Section 8.03 GOVERNMENTAL FILINGS. U.S. Seller shall promptly make all filings, reports and documents as may be necessary to comply with the HSR Act with respect to the transactions contemplated hereby, and Canadian Seller shall promptly make all filings, reports and documents as may be necessary to comply with the Competition Act with respect to the transactions contemplated hereby. Sellers shall cooperate with and assist Purchasers and take such action as may be reasonably required and as permitted under law in connection with such filings or similar filings made by Purchasers (including cooperating with additional requests for information and documents by the Federal Trade Commission or the Antitrust Division of the Department of Justice pursuant to the HSR Act or by any Canadian Governmental Authority pursuant to the Competition Act and arranging interviews of officers and personnel, in each case if requested by any relevant Governmental Authority.)

     Section 8.04 NOTICE OF ESTIMATED CANADIAN BUSINESS VALUE. Sellers shall notify the Purchasers in writing of the amount of the Estimated Canadian Business Value not less than five (5) business days prior to Closing.

     Section 8.05 DELIVERY OF DOCUMENTS. Within ten (10) days following the date hereof, Sellers shall deliver to Purchasers true and complete copies of (i) all deeds, leases, mortgages, deeds of trust, certificates of occupancy, title insurance policies, title reports and surveys with respect to the U.S. Owned Real Property and the Canadian Owned Real Property in the possession of either Seller and (ii) all material Business Licenses in the possession of either Seller.


                                   ARTICLE IX

                       ADDITIONAL AGREEMENTS OF PURCHASERS

     Section 9.01 GOVERNMENTAL FILINGS. U.S. Purchaser shall promptly make all filings, reports and documents as may be necessary to comply with the HSR Act with respect to the transactions contemplated hereby, and Canadian Purchaser shall promptly make all filings, reports and documents as may be necessary to comply with the Competition Act with respect to the transactions contemplated hereby. Purchasers shall cooperate with and assist Sellers and take such action as may be reasonably required and as permitted under law in connection with such filings or similar filings made by Sellers (including cooperating with additional requests for information and documents by the Federal Trade Commission or the Antitrust Division of the Department of Justice pursuant to the HSR Act or by any Governmental Authority pursuant to the Competition Act and arranging interviews of officers and personnel, in each case if requested by any relevant Governmental Authority.)

     Section 9.02 RELEASE OF GUARANTIES, ETC. Before and after the Closing, Purchasers shall use reasonable commercial efforts to obtain without cost to Purchasers (except for the corresponding Assumed Liability), and shall cooperate with each Seller in seeking, a release of such Seller or any Affiliate of such Seller from those guaranties or similar contingent obligations relating specifically to any Assumed Liability (the "BUSINESS GUARANTIES"). Purchasers shall indemnify and hold Sellers harmless from and against any Losses suffered or incurred by either Seller following Closing in connection with the Business Guaranties to the extent of the Assumed Liabilities and shall reimburse each Seller for any amounts required to be paid by such Seller following Closing under any Business Guaranty to the extent of the Assumed Liabilities.
Purchasers shall indemnify and hold Sellers harmless from and against any Losses suffered or incurred by either Seller following Closing under or pursuant to those Letters of Credit described on SCHEDULE 2.02(b)(xi) hereof (the "SELLER LETTERS OF CREDIT") as a result of the failure by either Purchaser to perform any Assumed Liability. Before and after Closing, Purchasers shall use reasonable commercial efforts to obtain without cost to Purchasers (except for the corresponding Assumed Liability), and shall cooperate with each Seller in seeking, a release of Sellers from the Seller Letters of Credit. In no event shall Purchasers be liable to Sellers for any nonperformance by Sellers with respect to the Seller Letters of Credit prior to Closing or with respect to the non-performance by either Seller of the obligations of such Seller covered by the Business Guaranties prior to Closing.

     Section 9.03 RESALE CERTIFICATES. Purchasers shall provide to Sellers at or before Closing the Tax exemption certificates in connection with the sale of the Assets which are described on SCHEDULE 9.03 hereof.

     Section 9.04 SAFE HARBOR LEASE NOTICE. U.S. Purchaser will execute and provide to U.S. Seller at Closing a notice with respect to each lessor under each Safe Harbor Lease in the form attached as SCHEDULE 9.04 hereof to be given by U.S. Seller to such lessors after Closing.


                                    ARTICLE X

                          ADDITIONAL MUTUAL AGREEMENTS

     Section 10.01 CONDITION OF ASSETS; NO WARRANTY. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, SELLERS ARE NOT MAKING IN CONNECTION WITH THIS AGREEMENT ANY REPRESENTATION OR WARRANTY, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO THE ASSETS, AND SELLERS DO NOT MAKE ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ASSETS, ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED.

     Section 10.02 CONFIDENTIALITY. Prior to the Closing, each party hereto will, and will cause its officers, directors, employees, agents, lenders, representatives, advisers and Affiliates to, comply with all terms of that certain Confidentiality Letter Agreement dated December 27, 1994, between Alcatel NA Cable Systems, Inc. and Alcatel Canada Wire, Inc., on the one hand, and The Alpine Group, Inc. and its subsidiaries, on the other hand. Following Closing, each party hereto shall, shall cause its Affiliates to, and shall use reasonable commercial efforts to cause its representatives to
(a) hold in strict confidence and not utilize in its respective business all information and documents concerning any other party hereto or any of its Affiliates ("CONFIDENTIAL INFORMATION") furnished to it by such other party or its representatives in connection with this Agreement or the transactions contemplated hereby except where disclosure may be required by judicial or administrative process or by law or as may be necessary for each party to enforce its rights under this Agreement (or any documents or instruments executed pursuant hereto). Notwithstanding the foregoing, the following will not constitute "Confidential Information" for purposes of this Agreement: (i) information which was already in the possession of the disclosing party or its Affiliates prior to the date hereof and which was not acquired or obtained from any other party or its Affiliates, (ii) information which is independently developed by the disclosing party or any Affiliate thereof without access to the Confidential Information, (iii) information which is obtained or was previously obtained by the disclosing party or its Affiliates from a third person who, insofar as is known to the disclosing party or its Affiliates, is not prohibited from transmitting the information to the disclosing party or its Affiliates by a contractual, legal or fiduciary obligation to any other party or its Affiliates, and (iv) information which is or becomes generally available to the public other than as the result of a disclosure by the disclosing party or any Affiliate thereof or their agents or employees. Notwithstanding the foregoing, following the Closing, the foregoing restrictions shall not apply to the use by either Purchaser of documents and information concerning the Business, the Assets or the Assumed Liabilities furnished by Seller hereunder.

     Section 10.03 MAINTENANCE OF RECORDS. Inasmuch as certain of the Sellers' books, records and documents are to be included as Assets and sold to Purchasers hereunder, and certain other of Sellers' books, records and documents are to be retained by Sellers, and Purchasers or Sellers may have need to have access to the books, records and documents held by the other after the Closing, Purchasers and Sellers agree that each shall maintain (or shall provide for a designated representative to maintain) for at least six (6) years after the Closing Date (or for such longer period as may be required by applicable law) the respective books, records and documents sold or retained hereunder. Neither Sellers nor Purchasers shall destroy or otherwise dispose of any of such books, records, or documents after the end of the period referred to in the preceding sentence without first giving ninety (90) days prior written notice to the other of its intent to so destroy or otherwise dispose thereof, specifying the books, records and documents involved and giving such other party thirty (30) days within which such other party, at such other party's expense, may assume physical possession thereof.

     During such six (6) year period, representatives of Purchasers shall be permitted to inspect and make copies of any of such books, records, and documents retained by Sellers which relate to the Business or the Assets during normal business hours and upon reasonable notice for any reasonable business purpose. During such period, representatives of Sellers shall be permitted to inspect and make copies of books, records and documents sold to Purchasers hereunder during normal business hours and upon reasonable notice for any reasonable business purpose, and to give access to any Governmental Authority which seeks such access in connection with an audit or other examination of Sellers' operation of the Business.

     Section 10.04 CONSENTS. To the extent that an attempted assignment or transfer of any Business Contract or Personal Property Lease to be transferred to and assumed by either Purchaser hereunder, without the consent of a Person other than a Seller (that is a party thereto) would constitute a breach thereof, this Agreement shall not constitute an assignment or attempted assignment thereof. Prior to Closing, Sellers or, at Sellers' option, Sellers jointly with Purchasers, shall initially notify any such Person whose consent is required about the transactions contemplated hereby and the need for such consent, and Sellers shall use reasonable commercial efforts with the cooperation of Purchasers to obtain such consent of such Person. Following Closing, Purchasers shall use commercially reasonable efforts with the cooperation of Sellers to obtain the consent of such Person to the assignment of any such Contract. If any such consent shall not be obtained, each Seller shall cooperate with the Purchaser to which such Contract was to be assigned and each such Purchaser shall cooperate with such Seller in any reasonable back-to-back arrangements in order to:

             (a) provide for such Purchaser the benefits intended to be assigned under any such Contract (unless the third party thereto rightfully terminates or cancels such Contract), including, without limitation, the enforcement for the benefit of such Purchaser and at such Purchaser's expense of any and all rights of such Seller against a third party to such Contract arising out of the breach by such third party or otherwise; provided that such Seller shall not be obligated to take any action that would, in its reasonable opinion, risk material damage to its business or properties; and

             (b) provide for such Seller a supply of all products and services provided by such Purchaser (and otherwise take all necessary or appropriate actions) to enable such Seller to comply with its obligations under such Contract, without cost to such Seller, in favor of any third party to such Contract.

     Section 10.05 COOPERATION IN LITIGATION. Each party hereto will fully cooperate with all other parties hereto in the defense or prosecution of any litigation or proceeding (or order or settlement in connection therewith) already instituted or which may be instituted hereafter against or by any party hereto relating to or arising out of the conduct of the Business prior to the Closing (other than litigation arising out of the transactions contemplated by this Agreement). The party requesting such cooperation shall pay the out-of-pocket expenses (including reasonable legal fees and disbursements) of the party providing such cooperation and of its employees and agents reasonably incurred in connection with providing such cooperation, but shall not be responsible to reimburse the party providing such cooperation for the salaries or costs of fringe benefits or other similar expenses paid by the party providing such cooperation to its employees and agents while assisting in the defense or prosecution of any such litigation or proceeding. Notwithstanding the foregoing, this Section 10.05 shall not apply to any litigation which is the subject of a claim for indemnification pursuant to Article XIII hereof.

     Section 10.06  ENVIRONMENTAL MATTERS.

     (a) Prior to the Closing, Purchasers shall be permitted to conduct, at their expense, a review of the business practices of the Business as they may relate to compliance with Environmental Laws. Promptly following the date hereof, Purchasers shall engage an environmental consulting firm reasonably acceptable to Sellers (the "ENVIRONMENTAL CONSULTANT") to perform a Phase I environmental assessment and/or audit of the condition of the Real Property and the operation of the Business and to render a written report of its findings and recommendations to Purchasers and to Sellers (the "PHASE I REPORT"). If the Phase I Report recommends any further environmental assessment, audit or investigation of any of the Real Property, or if either Purchasers or Sellers reasonably believe that further assessment, audit or investigation is appropriate, Purchasers shall engage the Environmental Consultant to complete all such additional work (and any other assessment, audit or investigatory work recommended by such Environmental Consultant) and to render a written report of its findings and recommendations to the Purchasers and the Sellers (the "PHASE II REPORT"). The cost of any assessment, audit and/or investigatory work, other than the cost associated with the initial assessment and/or audit and the Phase I Report related thereto, shall be shared equally by Purchasers and Sellers. Both Purchasers and Sellers shall have the right to meet with the Environmental Consultant prior to and during the foregoing assessments, audits and/or investigations and to require the Environmental Consultant to address any matters specified by Sellers or Purchasers as the case may be, when performing such assessments, audits and/or investigations and in the Phase I Report and Phase II Report and to verify the findings and conclusions in any such reports; provided that, subject to the foregoing rights of Sellers, Purchasers shall have the right to direct the work of the Environmental Consultant in connection with the Phase I environmental assessment and/or audit. Subject to Section 12.05 and
Section 13.06(f) hereof, Sellers shall provide to Purchasers their written commitment to remediate to the levels presently required by any relevant Governmental Authority any contamination or Hazardous Materials located on the Real Property with respect to which remediation is recommended in the Phase I Report or in the Phase II Report (the "REMEDIATION COMMITMENT"). The form and content of such remediation shall be in the discretion of Sellers, subject to Section 10.11, and shall not be required to incorporate the remediation methods or procedures or to obligate Sellers to incur expenses at the levels, if any, recommended in the Phase I Report or the Phase II Report. Sellers shall allow Purchasers and the Environmental Consultant access to the Real Property and to the books, records and documents of Sellers relating to environmental matters, if any.

     (b) Notwithstanding the fact that neither Purchaser has assumed any Liabilities of either Seller with respect to the environmental matters described in Section 2.02(c)(ii) hereof, each Purchaser agrees that it will reasonably cooperate with each Seller in the investigation or defense of any alleged Liability of such Seller for any environmental matters related to the Business, subject to the payment by such Seller to such Purchaser of such Purchaser's reasonable costs and expenses in connection therewith.

     Section 10.07 BUSINESS DEALINGS POST-CLOSING. For a period of six (6) years following Closing, and subject to an annual purchase agreement, Purchasers agree to procure from Canadian Seller, and Canadian Seller agrees to sell to Purchasers, a minimum of 50% of U.S. Purchaser's annual purchases for the Tarboro, North Carolina, U.S.A., and Elizabethtown, Kentucky, U.S.A. facilities of the Business and 100% of Canadian Purchaser's annual purchases of tolled copper rod for the Winnipeg facility of the Business (to be certified by Purchasers' senior purchasing manager at the end of each fiscal year of Purchasers) subject only to Canadian Seller's available capacity and provided that Canadian Seller's prices and payment terms offered to Purchasers are competitive market prices and payment terms, and no less favorable than Canadian Seller's best prices and payment terms to customers acquiring comparable volumes, and provided further that Canadian Seller's quality meets industry standards, it being understood that Purchasers shall supply or specify copper cathode brands which are approved for use by Canadian Seller. Any additional terms and conditions for each procurement shall be negotiated in good faith between the parties according to market conditions.

     Section 10.08 JOINT CONTRACTS AND CLAREMONT TANGIBLE ASSETS. Notwithstanding any other term of this Agreement, the Joint Contracts will not be transferred to either Purchaser pursuant to this Agreement. Between the date hereof and the Closing Date, U.S. Seller and U.S. Purchaser will mutually identify those Claremont Tangible Assets (i) which are used solely in the Business and those Claremont Tangible Assets will be included within the definition of Assets to be transferred to U.S. Purchaser hereunder and (ii) which are used jointly in the

Business and other businesses of Sellers which will be included within the definition of Assets to the extent mutually agreed.

     Section 10.09 LICENSE. Upon Closing, Sellers shall grant to Purchasers a royalty-free, non-exclusive license to use for Purchasers' operation of the Business any Intellectual Property owned by Sellers or Sellers' Affiliates which Sellers used in Sellers' operation of the Business, except for the trademarks, trade names and logos identified in Section 2.01(c)(viii) provided, however, that Purchasers may sell any products which are acquired as Inventory and which bear any such trademarks, tradenames or logos at the time of Closing and, provided further, that neither Purchaser shall acquire pursuant to this Section
10.09 any rights under or pursuant to any cross license agreements between or among either Seller and any of its Affiliates and third parties.

     [Section 10.10 Intentionally left blank]

     Section 10.11 ACCESS TO FACILITIES FOLLOWING CLOSING FOR ENVIRONMENTAL REMEDIATION. Purchasers hereby grant to Sellers, their contractors, agents and consultants the right to undertake and complete all necessary or appropriate environmental investigations and remediation work with respect to the Real Property following Closing provided that such work is to be performed in connection with the Remediation Commitment or otherwise pursuant to any obligation or Liability of either Seller under this Agreement ("REMEDIAL WORK"), subject to the conditions of this Section 10.11. Remedial Work shall be performed by qualified, licensed and professional engineers, contractors and consultants maintaining appropriate levels of insurance reasonably acceptable to Purchasers. Prior to conducting any Remedial Work, Sellers shall provide Purchasers with a comprehensive work plan setting forth the Remedial Work to be performed for Purchasers' approval, which approval shall not be unreasonably withheld or delayed. Remedial Work shall only be conducted pursuant to such an approved work plan. Sellers, their acceptable engineers, contractors and consultants shall be permitted access to those areas of the Real Property identified in the approved work plan at the times specified in such work plan solely for the purpose of performing the Remedial Work set forth in such work plan. Sellers, their acceptable engineers, contractors and consultants may be allowed access at other times or to other portions of the Real Property upon the prior approval of Purchasers. Modifications to the scope or nature of the Remedial Work shall be made solely as a written modification to an approved work plan, which shall be provided to Purchasers for their approval, which approval shall not be unreasonably withheld. If either Seller is denied access to the Real Property as required by the terms of this Section 10.11, any resulting inability of such Seller to perform and complete Remedial Work shall not constitute a breach or violation of this Agreement.

     Any Remedial Work shall be performed in full compliance with applicable Environmental Laws, rules and regulations, in a good, safe and workmanlike manner, and shall have no unreasonable negative impact on the Business conducted at the Real Property to the extent that the Seller performing such work can prevent any such impact through the exercise of reasonable good faith efforts. Purchasers shall use their best efforts, and shall otherwise cooperate with Sellers, to prevent or minimize the negative impact on the Business of any Remedial Work performed by Sellers hereunder (including, without limitation, shifting production and manufacturing activities to locations of Purchasers not affected by such Remedial Work to the extent capacity is available at such locations). Promptly upon completion of any Remedial Work, the Seller conducting such work shall remove or cause to be removed all associated remediation equipment, and restore or cause to be restored the affected Real Property, to the extent commercially feasible to its condition prior to such work.

     Section 10.12 COLLECTION AND REPURCHASE OF U.S. ACCOUNTS RECEIVABLE. U.S. Seller shall hold in trust for, and immediately remit to, U.S. Purchaser any Accounts Receivable collected by U.S. Seller following Closing. Following Closing, U.S. Purchaser shall use its best efforts to collect any Accounts Receivable constituting a part of the U.S. Assets. Subject to the terms and provisions set forth below, at the option of U.S. Purchaser, U.S. Seller agrees to repurchase from U.S. Purchaser, for an amount equal to the unpaid balance thereof (the "U.S. REPURCHASE AMOUNT"), such Accounts Receivable which were included in the Assets acquired by U.S. Purchaser and which are not collected by U.S. Purchaser within seventy-five (75) days after the Closing Date. U.S. Purchaser may exercise its option hereunder by delivering written notice to U.S. Seller within sixty (60) days following the expiration of such seventy-five (75) day period, identifying with specificity those Accounts Receivable which have not been collected and which U.S. Purchaser desires to have repurchased. U.S. Seller shall have the right to verify the existence of the unpaid balance of such Accounts Receivable. Subject to completing such verification, U.S. Seller shall pay to U.S. Purchaser the U.S. Repurchase Amount with respect to such Accounts Receivable within fifteen (15) days after the receipt by U.S. Seller of the foregoing notice. U.S. Seller may offset against any payment to U.S. Purchaser under this Section 10.12 the same amount of any payment then payable by U.S. Purchaser to U.S. Seller under this Agreement. Any Accounts Receivable repurchased by U.S. Seller shall be assigned and transferred to U.S. Seller by U.S. Purchaser free and clear of any Liens together with any credit files or related information which U.S. Purchaser may have pertaining thereto.

     Section 10.13 COLLECTION AND REPURCHASE OF CANADIAN ACCOUNTS RECEIVABLE. Canadian Seller shall hold in trust for, and immediately remit to, Canadian Purchaser any Accounts Receivable collected by Canadian Seller following Closing. Following Closing, Canadian Purchaser shall use its best efforts to collect all Accounts Receivable constituting a part of the Canadian Assets. Subject to the terms and provisions set forth below, at the option of Canadian Purchaser, Canadian Seller agrees to repurchase from Canadian Purchaser, for an amount equal to the unpaid balance thereof determined in U.S. Dollars at the exchange rate set forth in the Accounting Policies (the "CANADIAN REPURCHASE AMOUNT"), such Accounts Receivable which were included in the Assets acquired by Canadian Purchaser and which are not collected by Canadian Purchaser within seventy-five (75) days after the Closing Date. Canadian Purchaser may exercise its option hereunder by delivering written notice to Canadian Seller, within sixty (60) days following the expiration of such seventy-five (75) day period, identifying with specificity those Accounts Receivable which have not been collected and which Canadian Purchaser desires to have repurchased. Canadian Seller shall have the right to verify the existence of the unpaid balance of such Accounts Receivable. Subject to completing such verification, Canadian Seller shall pay to Canadian Purchaser the Canadian Repurchase Amount with respect to such Accounts Receivable within fifteen (15) days after the receipt by Canadian Seller of the foregoing notice. Canadian Seller may offset against any payment to Canadian Purchaser under this
Section 10.13 the same amount of any payment then payable by Canadian Purchaser to Canadian Seller under this Agreement. Any Accounts Receivable repurchased by Canadian Seller shall be assigned and transferred to Canadian Seller by Canadian Purchaser free and clear of any Liens together with any credit files or related information which Canadian Purchaser may have pertaining thereto.

     Section 10.14 UPDATING SCHEDULES. Sellers may update the Schedules to this Agreement after the date hereof and prior to Closing (the "UPDATE PERIOD") to reflect factors, circumstances or events first arising or (in the case of representations given to the knowledge of either Seller) becoming known to Sellers during the Update Period by providing Purchasers with written notice setting forth the proposed update and specifying the Schedule or Schedules to be updated thereby.


                                   ARTICLE XI

                     CONDITIONS TO OBLIGATIONS OF PURCHASERS

     The obligations of each Purchaser to consummate the transactions provided for herein on the Closing Date are subject to the fulfillment on or before the Closing Date of each of the following conditions, except to the extent that such Purchaser may, in its absolute discretion, waive one or more thereof in writing in whole or in part:

     Section 11.01 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Seller contained herein (as updated pursuant to Section 10.14) shall be true in all material respects on and as of the Closing Date with the same force and effect as if made on and as of such date, and the facts, circumstances or events disclosed in any update provided under Section 10.14 shall not indicate a material adverse change in the Business, taken as a whole, as conducted at the date hereof.

     Section 11.02 PERFORMANCE OF AGREEMENTS. Each Seller shall have performed in all material respects all obligations and agreements, and complied in all material respects with all covenants, contained in this Agreement, to be performed and complied with by such Seller at or prior to the Closing Date.

     Section 11.03 BRING-DOWN CERTIFICATE. Each Seller shall have furnished each Purchaser with a certificate in the form of EXHIBIT A hereto executed on its behalf by its duly authorized executive officer, dated the Closing Date, to the effect that such Seller has fulfilled the conditions specified Sections
11.01 and 11.02 hereof.

     Section 11.04  TITLE DOCUMENTS.

     (a) U.S. DEEDS. U.S. Seller shall have executed and delivered to U.S. Purchaser a deed in customary form for the location in which each parcel of U.S. Real Property is located (each such form is attached as EXHIBIT B hereto), with any required transfer stamps attached, conveying to U.S. Purchaser all of U.S. Seller's rights, title and interest in and to each parcel of U.S. Owned Real Property.

     (b) CANADIAN TITLE DOCUMENTS. Canadian Seller shall have executed and delivered to Canadian Purchaser a duly registerable transfer of land, together with such other evidences on title as may reasonably be required including duplicate title no. 1212537, Winnipeg Land Titles Office, which shall, upon registration in the Winnipeg Land Titles Office, vest a fee simple title in the name of the Canadian Purchaser, subject only to Caveat No. 165130.

     Section 11.05 SELLERS' DOCUMENTS. Sellers shall have delivered to Purchasers the following documents which, except for any such document the form of which is attached as an Exhibit hereto, shall be reasonably satisfactory in form and content to Purchasers and their counsel:

             (a) GOOD STANDING CERTIFICATES. A good standing certificate or a certificate of compliance, as the case may be, with respect to each Seller issued as of the date of Closing by the appropriate official of the state or jurisdiction of incorporation of such Seller.

             (b) CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation or the Articles of Incorporation, as the case may be, of each Seller, certified by the relevant official of the jurisdiction of incorporation of such Seller, and the Bylaws or other governing instruments of each Seller, together with a certificate of a duly authorized officer of such Seller in the form of EXHIBIT C hereto dated the Closing Date, certifying as to the accuracy and completeness of such corporate documents.

             (c) CORPORATE RESOLUTIONS. Copies of resolutions of the Board of Directors (and, if legally required, the Stockholders) of each Seller, duly certified by the Secretary of such Seller in the form of the certificate attached as EXHIBIT D hereto, authorizing the execution, delivery and performance of this Agreement, all Related Agreements to which such Seller is a party, and all other documents, instruments, and certificates to which such Seller is a party contemplated hereby or thereby and the consummation of transactions contemplated hereby and thereby.

             (d) INCUMBENCY CERTIFICATES. An incumbency certificate of the President or any duly authorized Vice President of each Seller who will be executing this Agreement, any Related Agreement or any other agreement or instrument to be delivered pursuant to the terms hereof or thereof (including the name, title and signature of each such officer) in the form of EXHIBIT E hereto.

             (e) VEHICLE TITLES. A certificate of title or other evidence of transfer for each Vehicle owned by Seller, duly endorsed for transfer to U.S. Purchaser or Canadian Purchaser, as the case may be.

             (f) OPINIONS OF COUNSEL. The opinion of Moore & Van Allen, PLLC, U.S. counsel to Sellers, substantially in the form of EXHIBIT F hereto and the opinion of Stikeman, Elliott, Canadian counsel to Sellers, substantially in the form of EXHIBIT G hereto.

             (g) FIRPTA CERTIFICATE. A certificate in form and substance reasonably satisfactory to Purchasers and their counsel that U.S. Seller is not a foreign person pursuant to Section 1445 of the Code.

     Section 11.06 RELATED AGREEMENTS. Each Seller shall have executed and delivered all Related Agreements to which such Seller is a party and shall have caused each Affiliate of such Seller to execute and deliver all Related Agreements to which such Affiliate is a party, and each Seller and all Affiliates of such Seller shall have made all payments required of such Seller and such Affiliates on the Closing Date pursuant to any such Related Agreement.

     Section 11.07 MATERIAL ADVERSE CHANGE. There shall have been no Material Adverse Change since the date hereof.

     Section 11.08 NO ADVERSE PROCEEDINGS. No action, suit or proceeding before any Governmental Authority shall have been commenced, no investigation by any Governmental Authority shall have been commenced, and no action, suit or proceeding by any

Governmental Authority shall have been threatened, against any of the parties to this Agreement, or any of the principals, officers or directors of any of them, or any of the Assets wherein an unfavorable judgment, order, decree, stipulation or injunction would (a) prevent consummation of any of the transactions contemplated by this Agreement, (b) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such judgment, order, decree, stipulation, injunction, or charge shall be in effect) or (c) require the divestiture of any portion of the Assets or the Purchasers' Assets and Properties or impose any condition on the consummation of the transactions contemplated hereby.

     Section 11.09 OTHER ASSURANCES. Sellers shall have delivered, and shall have caused their Affiliates to deliver, to Purchasers such other and further certificates, assurances and documents as Purchasers may reasonably request in order to evidence the accuracy of the representations and warranties of Sellers, the performance of covenants and agreements to be performed by Sellers pursuant hereto at or prior to the Closing, and the fulfillment of the conditions to the obligations of Purchasers.

     Section 11.10 CONSENTS AND APPROVALS. The following consents, waivers, authorizations and approvals of Governmental Authorities required in connection with the execution, delivery and performance of this Agreement shall have been obtained and shall be in full force and effect on the Closing Date:

             (a) The applicable waiting period under the HSR Act with respect to the transfer of any Assets by U.S. Seller to U.S. Purchaser shall have expired or been terminated.

             (b) The applicable waiting period under the Competition Act with respect to the transfer of any Assets by Canadian Seller to Canadian Purchaser shall have expired or been terminated or Canadian Purchaser shall have received a written confirmation from the Director of Investigation and Research under the Competition Act that such Director has no present intention to challenge the purchase and sale of the Canadian Assets and the Canadian Business herein contemplated.

     Section 11.11 REMEDIATION COMMITMENT. Purchasers shall have received the Phase I Report and, if required, the Phase II Report and the Remediation Commitment from Sellers, if required.

     Section 11.12 SATISFACTION OF COMMITMENT CONDITIONS. The conditions precedent to the Lender's obligation to provide financing to Purchasers as set forth in Section 2 of the Commitment shall have been satisfied or waived; provided, however, that Purchasers shall use their best efforts to cause such conditions to be satisfied.

                                   ARTICLE XII

                      CONDITIONS TO OBLIGATIONS OF SELLERS

     The obligations of each Seller to consummate the transactions provided for herein on the Closing Date are subject to the fulfillment on or before the Closing Date of each of the following conditions, except to the extent that such Seller may, in its absolute discretion, waive one or more thereof in writing in whole or in part:

     Section 12.01 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser contained herein shall be true in all material respects on and as of the Closing Date with the same force and effect as if made on and as of such date.

     Section 12.02 PERFORMANCE OF AGREEMENTS. Each Purchaser shall have performed in all material respects all obligations and agreements, and complied in all material respects with all covenants, contained in this Agreement, to be performed and complied with by such Purchaser at or prior to the Closing Date.

     Section 12.03 BRING-DOWN CERTIFICATE. Each Purchaser shall have furnished each Seller with a certificate in the form of EXHIBIT H hereto executed on its behalf by its duly authorized executive officer, dated the Closing Date, to the effect that such Purchaser has fulfilled the conditions specified in Sections
12.01 and 12.02 hereof.

     Section 12.04 PURCHASER'S DOCUMENTS. Purchasers shall have delivered to Sellers the following documents which, except any such documents the form of which is attached as an Exhibit hereto, shall be reasonably satisfactory in form and content to Sellers and their counsel:

             (a) GOOD STANDING CERTIFICATES. A good standing certificate or a certificate of compliance, as the case may be, with respect to each Purchaser issued as of the date of Closing by the appropriate official of the state or jurisdiction of incorporation of such Purchaser.

             (b) CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation or Articles of Incorporation, as the case may be, of each Purchaser, certified by the relevant official of the jurisdiction of incorporation of such Purchaser, and the Bylaws or other governing instruments of each Purchaser, together with a certificate of a duly authorized officer of such Purchaser in the form of EXHIBIT I hereto dated the Closing Date, certifying as to the accuracy and completeness of such corporate documents.

             (c) CORPORATE RESOLUTIONS. Copies of resolutions of the Board of Directors (and, if legally required, the Stockholders) of each Purchaser, duly certified by the

     Secretary of such Purchaser in the form of the certificate attached as EXHIBIT J hereto, authorizing the execution, delivery and performance of this Agreement, all Related Agreements to which such Purchaser is a party, and all other documents, instruments, and certificates contemplated hereby or thereby to which such Purchaser is a party and authorizing the consummation of transactions contemplated hereby.

             (d) INCUMBENCY CERTIFICATES. An incumbency certificate of the President or any duly authorized Vice President of each Purchaser who will be executing this Agreement, any Related Agreement or any other document, instrument or certificate to be delivered pursuant to the terms hereof or thereof (including the name, title and signature of each such officer) in the form of EXHIBIT J hereto.

             (e) OPINION OF COUNSEL. The opinion of Proskauer Rose Goetz & Mendelsohn, counsel to Purchasers, substantially in the form of EXHIBIT L hereto, and the opinion of Canadian counsel to Purchasers in form and content reasonably satisfactory to Sellers and their counsel and customary for transactions of this type.

             (f) RESALE CERTIFICATES. The resale certificates required to be obtained by Purchasers pursuant to Section 9.03 hereof.

             (g) SAFE HARBOR LEASES. All notices referred to in Section 9.04 hereof.

     Section 12.05 ENVIRONMENTAL INVESTIGATION. The Phase I Report and the Phase II Report shall have been completed and provided to Sellers, and Sellers shall not have concluded, within a period of fifteen (15) days from the completion of all environmental assessments, audits, investigations and reports pursuant to Section 10.06 hereof, in their reasonable judgment that the remediation recommended in either the Phase I Report or the Phase II Report (if any) would significantly interfere with or impair the production or manufacturing processes of the Business for a period of longer than ninety (90) days from the commencement of such remediation. If Sellers reach the foregoing conclusion in their reasonable judgment, the condition contained in this Section
12.05 shall not be satisfied unless the Purchasers provide to the Sellers a written, unconditional and irrevocable waiver of all and any claims or rights of the Purchasers (and/or either of them) pursuant to this Agreement or otherwise for any Losses (including, without limitation, any Losses related to business interruption) incurred or suffered by such Purchasers (or either of them) as a result of or arising out of the performance by Sellers of the Remediation Commitment and all Remedial Work undertaken by Sellers in connection therewith, except (a) any claims or rights of Purchasers to recover the actual cost of the remediation which is the subject of the

Remediation Commitment and which is not completed by the Sellers pursuant to the Remediation Commitment, (b) any claims or rights of the Purchasers for any Losses caused by or arising out of any negligent or wrongful act by Sellers or their consultants or contractors in performing the Remedial Work, and (c) any fines, penalties or other assessments imposed by any Governmental Authority related to such Remedial Work.

     Section 12.06 RELATED AGREEMENTS. Each Purchaser shall have executed and delivered all Related Agreements to which such Purchaser is a party and shall have caused each Affiliate of such Purchaser to execute and deliver all Related Agreements to which such Affiliate is a party, and each Purchaser and all Affiliates of such Purchaser shall have made all payments required of such Purchaser or such Affiliates on the Closing Date pursuant to any such Related Agreement.

     Section 12.07 NO ADVERSE PROCEEDINGS. No action, suit or proceeding before any Governmental Authority shall have been commenced, no investigation by any Governmental Authority shall have been commenced, and no action, suit or proceeding by any Governmental Authority shall have been threatened, against any of the parties to this Agreement, or any of the principals, officers or directors of any of them, or any of the Assets wherein an unfavorable judgment, order, decree, stipulation or injunction would (a) prevent consummation of any of the transactions contemplated by this Agreement, or (b) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such judgment, order, decree, stipulation, injunction, or charge shall be in effect.)

     Section 12.08 OTHER ASSURANCES. Purchasers shall have delivered, and shall have caused their Affiliates to deliver, to Sellers such other and further certificates, assurances and documents as Sellers may reasonably request in order to evidence the accuracy of the representations and warranties of Purchasers, the performance of covenants and agreements to be performed by Purchasers pursuant hereto at or prior to the Closing, and the fulfillment of the conditions to the obligations of Sellers.

     Section 12.09 CONSENTS AND APPROVALS. The following consents, waivers, authorizations and approvals of any Governmental Authorities required in connection with the execution, delivery and performance of this Agreement shall have been obtained and shall be in full force and effect on the Closing Date:

             (a) The applicable waiting period under the HSR Act with respect to the transfer of any Assets by U.S. Seller to U.S. Purchaser shall have expired or been terminated.

             (b) The applicable waiting period under the Competition Act with respect to the transfer of any Assets by Canadian Seller to Canadian Purchaser shall have expired or been terminated or Canadian Purchaser shall have received a written confirmation from the Director of Investigation and Research under the Competition Act that such Director has no present intention to challenge the purchase and sale of the Canadian Assets and the Canadian Business herein contemplated.


                                  ARTICLE XIII

                          SURVIVAL AND INDEMNIFICATION

     Section 13.01 SURVIVAL. Subject to Section 13.08 hereof, the parties hereto agree that their respective representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing, notwithstanding any investigation at any time by or on behalf of any other party hereto, and shall not be considered waived by the consummation of the transactions contemplated hereby with the knowledge by any party of any breach of any such representation, warranty, covenant or agreement.

     Section 13.02 INDEMNIFICATION BY SELLERS. Subject to the other provisions of this Article XIII, Sellers shall, jointly and severally, indemnify and hold harmless Purchasers from and against any and all Losses suffered or incurred by Purchasers as a result of or arising out of:

             (a) the falsity or incorrectness of or breach of any representation or warranty of either Seller in this Agreement or in any Related Agreement;

             (b) the failure by either Seller to perform any covenant or agreement of such Seller under this Agreement;

             (c)    any Retained Liability; or

             (d) any liability arising under any Safe Harbor Lease at any time whether prior to, on or after Closing, and whether or not due to any action or omission by Purchasers (other than any knowing violation by either Purchaser of any Safe Harbor Lease) including, without limitation, any breach by either Seller of any Safe Harbor Lease prior to Closing.

     Section 13.03 INDEMNIFICATION BY PURCHASERS. Subject to the other provisions of this Article XIII, Purchasers shall, jointly and severally, indemnify and hold harmless Sellers from and against any and all Losses suffered or incurred by Sellers as a result of or arising out of:

             (a) the falsity or incorrectness of or breach of any representation or warranty of either Purchaser in this Agreement or in any Related Agreement;

             (b) the failure by either Purchaser to perform any covenant or agreement of such Purchaser under this Agreement; or

             (c)    any Assumed Liability.

     Section 13.04 METHOD OF ASSERTING CLAIMS. All claims for indemnification by any Indemnified Party under this Article XIII shall be asserted and resolved as follows:

             (a) THIRD PARTY CLAIMS. If any claim or demand in respect of which an Indemnified Party might seek indemnity under this Article XIII is asserted against such Indemnified Party by a Person other than Seller or Purchaser (a "THIRD PARTY CLAIM"), the Indemnified Party shall give written notice and the details thereof including copies of all relevant pleadings, documents and information (collectively a "THIRD PARTY CLAIM NOTICE") to the Indemnifying Party within a period of thirty (30) days following the assertion of the Third Party Claim against the Indemnified Party (the "THIRD PARTY CLAIM NOTICE PERIOD"). The failure by the Indemnified Party to provide the Third Party Claim Notice within the Third Party Claim Notice Period shall not impair the Indemnified Party's rights hereunder except to the extent that the Indemnifying Party demonstrates that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party within a period of thirty (30) days after its receipt of the Third Party Claim Notice (the "THIRD PARTY CLAIM RESPONSE PERIOD"):

                      (i) whether the Indemnifying Party disputes its liability (or the amount thereof) to the Indemnified Party under this Article XIII with respect to such Third Party Claim; and

                     (ii) whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

             If the Indemnifying Party notifies the Indemnified Party within the Third Party Claim Response Period that the Indemnifying Party desires to defend the Indemnified Party against the Third Party Claim (irrespective of the notice, or the content thereof, required by Section 13.04(a)(i) above), then the Indemnifying Party at its sole cost and expense shall defend, with counsel reasonably satisfactory to the Indemnified Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted to a final conclusion or will be settled at the discretion of the Indemnifying Party (with the consent of the Indemnified Party which, in the case of a monetary settlement only, shall not be unreasonably withheld and, in the case of all other settlements, may be withheld in the discretion of the Indemnified Party). The Indemnified Party will cooperate in such defense at the sole cost and expense of the Indemnifying Party. The Indemnified Party may, at its sole cost and expense, at any time prior to the Indemnifying Party's delivery of the notice referred to in the last sentence of the preceding paragraph, file any pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests. The Indemnified Party, at its expense, may participate in, but not control, any defense or settlement of any Third Party Claim conducted by the Indemnifying Party pursuant to this Section 13.04.

             If the Indemnifying Party fails to notify the Indemnified Party within the Third Party Claim Response Period that the Indemnifying Party desires to defend the Third Party Claim or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim (irrespective of the notice, or the content thereof, required by Section 13.04(a)(i) above), then the Indemnified Party shall defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party which shall not be unreasonably withheld). The Indemnifying Party will, at its sole cost and expense, cooperate in such defense. Notwithstanding the foregoing provisions of this paragraph, if the Indemnifying Party is determined not to be required to indemnify for such Third Party Claim pursuant to the last paragraph of this Section 13.04(a) and Section 13.04(c), the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense or the Indemnifying Party's participation therein pursuant to this paragraph, and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation.

             If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability (or the amount thereof) to the Indemnified Party with respect to the Third Party Claim under this Article XIII or fails to notify the Indemnified Party within the Third Party Claim Response Period whether the Indemnifying Party disputes its liability (or the amount thereof) to the Indemnified Party with respect to such Third Party Claim (irrespective of the notice, or the content thereof, required by Section 13.04(a)(ii) above), the Losses in the amount specified in the Third Party Claim Notice will be conclusively deemed a liability of the Indemnifying Party under this Article XIII, and the Indemnifying Party shall pay the amount of such Losses to the Indemnified Party on demand. If the

     Indemnifying Party notifies the Indemnified Party within the Third Party Claim Response Period that the Indemnifying Party disputes its liability to the Indemnified Party with respect to such Third Party Claim (irrespective of the notice, or the content thereof, required by Section 13.04(a)(ii) above), the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within a period of thirty (30) days from the date of such notice, either party may resort to litigation in accordance with
     Section 13.04(c) hereof.

             (b) OTHER CLAIMS. In the event any Indemnified Party should have a claim under this Article XIII against any Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall promptly give written notice and the details thereof, including copies of all relevant information and documents (collectively, an "INDEMNITY NOTICE"), to the Indemnifying Party within a period of thirty (30) days following the discovery of the claim by the Indemnified Party (the "CLAIM NOTICE PERIOD"). The failure by any Indemnified Party to give the Indemnity Notice within the Claim Notice Period shall not impair the Indemnified Party's rights hereunder except to the extent that an Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. The Indemnifying Party shall notify the Indemnified Party within a period of thirty (30) days after the receipt of the Indemnity Notice by the Indemnifying Party (the "INDEMNITY RESPONSE PERIOD") whether the Indemnifying Party disputes its liability to the Indemnified Party under this Article XIII with respect to such claim. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Indemnity Response Period whether the Indemnifying Party disputes the claim described in such Indemnity Notice, the Losses in the amount specified in the Indemnity Notice will be conclusively deemed to be a liability of the Indemnifying Party under this Article XIII and the Indemnifying Party shall pay the amount of such Losses to the Indemnified Party on demand. If the Indemnifying Party notifies the Indemnified Party within the Indemnity Response Period that the Indemnifying Party disputes its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within a period of thirty (30) days from the date of such notice, either party may resort to litigation in accordance with Section 13.04(c) hereof.

             (c) RESOLUTION OF DISPUTES. Any dispute submitted to litigation pursuant to this Section 13.04(c) shall be finally and conclusively determined by litigation in a court of competent jurisdiction. Each party to this

     Agreement agrees that the state and federal courts located in the States of North Carolina and Georgia shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with Article XIII of this Agreement and, for such purposes, irrevocably submit to the jurisdiction of such courts. The Purchasers agree that the process by which any suit, action or proceeding is begun may be served on either of them by being given to such Purchaser in accordance with Section 16.01 hereof, and the Sellers agree that the process by which any suit, action or proceeding is begun may be served on either of them by being given to such Seller in accordance with Section
     16.01 hereof.

     Section 13.05 CONTINUED LIABILITY FOR INDEMNITY CLAIMS. The liability of any Indemnifying Party hereunder with respect to claims hereunder shall continue for so long as any claims for indemnification may be made hereunder pursuant to
Section 13.08 hereof and, with respect to any such indemnification claims duly and timely made, thereafter until the Indemnifying Party's liability therefor is finally determined and satisfied.

     Section 13.06  LIMITATIONS ON INDEMNIFICATION.

     (a) CERTAIN TYPES OF DAMAGES. Neither Sellers nor Purchasers shall be required to provide indemnification hereunder for Losses other than actual Losses (including, without limitation, Losses which are speculative or remote). Sellers shall not be required to provide indemnification hereunder for Losses based upon the failure of the Business to achieve any particular level of profitability following Closing.

     (b) AGGREGATE THRESHOLD AMOUNT. No amount of indemnity shall be payable in the case of a claim by Purchasers (or either of them) under Section 13.02(a) hereof unless, until and only to the extent that Purchasers have suffered or incurred Losses as a result of or arising out of the matters described in Section 13.02(a) in excess of U.S.$150,000.00 in the aggregate; PROVIDED HOWEVER that this Section 13.06(b) shall not apply to any such Losses suffered or incurred by Purchasers as a result of or arising out of a breach by Sellers of their representations, and warranties in Section 5.13 hereof or
Section 5.20 hereof.

     (c) INDIVIDUAL THRESHOLD AMOUNT. No claim for Losses of less than US$20,000.00 may be made by Purchasers (or either of them) pursuant to Section 13.02(a) hereof; provided that, the Losses related to any such claim for less than U.S.$20,000.00 shall be included when determining if the U.S.$150,000.00 amount referred to in Section 13.06(b) has been satisfied.

     (d) CEILING AMOUNT. In no event shall the aggregate Liability of Sellers under Section 13.02(a) hereof exceed US$9,000,000.00; provided that this
Section 13.06(d) shall not apply with respect to the Liability of Sellers under this Article

XIII for a breach by Sellers of their representations and warranties in
Section 5.13 hereof or Section 5.20 hereof.

     (e) INTERPRETATION. For purposes of this Section 13.06, Purchasers shall be considered as a single party and, as a result, all Losses suffered by either or both Purchasers shall be aggregated for purposes of satisfying the threshold amounts in Section 13.06(b) and Section 13.06(c). For purposes of this Section 13.06, Sellers shall be considered as a single party and, as a result, Liabilities of either or both Sellers under this Article XIII shall be aggregated for purposes of satisfying the ceiling amount under Section 13.06(d).


     (f) CERTAIN ENVIRONMENTAL CLAIMS. Notwithstanding any other term of this Agreement, any claim by Purchasers (or either of them) against Sellers (or either of them) pursuant to this Article XIII or otherwise for Losses suffered or incurred by Purchasers (or either of them) as a result of or arising out of any interruption in, or interference with, the Business caused by any Hazardous Materials, contamination or other environmental conditions on, in or under the Real Property discovered following Closing, for which Sellers are expressly liable under this Agreement, or arising out of or in connection with any Remedial Work undertaken by Sellers in connection therewith shall be limited to any such Losses incurred or suffered by Purchasers, collectively, during the one
(1) year period commencing on the first date on which such interruption in, or interference with, the Business occurs.

     Section 13.07 EXCLUSIVE REMEDIES. If the Closing occurs, the remedies provided in this Article XIII constitute the sole and exclusive remedies available to each party hereto for recoveries against another party hereto for breaches or failures to comply with or nonfulfillments of the representations, warranties, covenants and agreements in this Agreement or in the Exhibits and Schedules hereto, except that nothing in this Agreement shall limit the right of any party to pursue any appropriate remedy at equity.

     Section 13.08 TIME LIMITS ON CLAIMS. Notwithstanding anything in this Agreement to the contrary, a claim by any Indemnified Party under this Article XIII may be made only:

             (a) if with respect to the violation of a representation or warranty, within twenty-eight (28) months following the Closing Date with the exception of the representations and warranties of Sellers under
     Section 5.13 hereof and Section 5.20 hereof with respect to which such representations and warranties shall survive and claims thereon may be made until the expiration of one year following the expiration of any applicable statute of limitations; and

             (b) if with respect to the violation of a covenant or agreement, within one (1) year following the last day upon which such covenant or agreement is required to be performed.

     Notwithstanding anything in this Agreement to the contrary, any claim not made within the foregoing relevant time period shall expire and be forever barred.

     Section 13.09 SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges that the rights of each other party to consummate the transactions contemplated by this Agreement are special, unique and of extraordinary character and that, in the event that a party violates or fails and refuses to perform any covenant or agreement made by it in this Agreement, then each other party may be without an adequate remedy at law. Each party agrees, therefore, that in the event it violates or fails and refuses to perform any covenant or agreement made by it in this Agreement, each other party may, in addition to any remedies hereunder for damages or other relief, institute and prosecute an action in any court of competent jurisdiction to enforce specific performance of such covenant or agreement or seek any other equitable relief.


                                   ARTICLE XIV

                                   TERMINATION

     Section 14.01 GENERAL. This Agreement may be terminated and the Closing abandoned at any time prior to the Closing:

             (a)    by mutual agreement of the Purchasers and the Sellers;

             (b) by the Sellers, if neither Seller is in breach in any material respect of any of its representations, warranties, covenants and agreements in this Agreement and if the Closing has not occurred on or prior to June 30, 1995; provided that, if there is a second request made by any Governmental Authority pursuant to the HSR Act in connection with the transaction contemplated hereby and the Commitment is similarly extended, this date shall be extended to August 31, 1995; or

             (c) by the Purchasers, if neither Purchaser is in breach in any material respect of any of its representations, warranties, covenants and agreements in this Agreement and if the Closing has not occurred on or prior to June 30, 1995; provided that, if there is a second request made by any Governmental Authority pursuant to the HSR Act in connection with the transaction contemplated hereby and the Commitment is similarly extended, this date shall be extended to August 31, 1995.

     Section 14.02 CONTINUING OBLIGATIONS ON TERMINATION. The continuing liability of the parties to this Agreement with respect to any breach or nonperformance of any representation, warranty, covenant or agreement contained in this Agreement shall not be affected by such termination or abandonment, unless this Agreement is terminated or abandoned by agreement of the parties pursuant to Section 14.01(a) of this Agreement.


                                   ARTICLE XV

                                   DEFINITIONS

     As used in this Agreement, the following defined terms have the meanings indicated below:

             "ACCOUNTING POLICIES" shall have the meaning set forth in Section 3.02(a).

             "ACCOUNTS RECEIVABLE" shall have the meaning set forth in Section 2.01(b)(iv).

             "AFFILIATE" means any Person that directly, or indirectly, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning fifty percent (50%) or more of the voting securities of another Person shall be deemed to control that Person.

             "AGREEMENT" shall have the meaning set forth in the recitals.

             "ARTHUR ANDERSEN-GREENSBORO" shall have the meaning set forth in
     Section 3.02(a).

             "ARTHUR ANDERSEN REPORT" shall have the meaning set forth in
     Section 3.02(a).

             "ASSETS" shall have the meaning set forth in Section 2.01(a).

             "ASSETS AND PROPERTIES" of any Person means all assets, properties, rights and privileges of every kind and nature (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever located), including the goodwill related thereto, owned or leased by such Person.

             "ASSUMED CANADIAN LIABILITIES" shall have the meaning set forth in
     Section 2.02(a).

             "ASSUMED LIABILITIES" shall have the meaning set forth in Section 2.02(a).

             "ASSUMED U.S. LIABILITIES" shall have the meaning set forth in
     Section 2.02(a).

             "BENEFIT PLAN" means all U.S. Seller Benefit Plans and Canadian Seller Benefit Plans.

             "BUSINESS" shall have the meaning set forth in the recitals.

             "BUSINESS CONTRACTS" shall have the meaning set forth in Section 2.01(b)(vii).

             "BUSINESS GUARANTIES" shall have the meaning set forth in Section 9.02.

             "BUSINESS INTELLECTUAL PROPERTY" shall have the meaning set forth in Section 2.01(b)(x).

             "BUSINESS LICENSES" shall have the meaning set forth in Section 2.01(b)(xi).

             "BUSINESS RECORDS" shall have the meaning set forth in Section 2.01(b)(xiv).

             "CANADIAN ASSETS" shall have the meaning set forth in Section 2.01(a).

             "CANADIAN BUSINESS" shall have the meaning set forth in the recitals.

             "CANADIAN LEASED REAL PROPERTY" shall have the meaning set forth in
     Section 5.07(a).

             "CANADIAN OWNED REAL PROPERTY" shall have the meaning set forth in
     Section 5.07(a).

             "CANADIAN PURCHASER" shall have the meaning set forth in the recitals.

             "CANADIAN REPURCHASE AMOUNT" shall have the meaning set forth in
     Section 10.13.

             "CANADIAN SELLER" shall have the meaning set forth in the recitals.

             "CANADIAN SELLER BENEFIT PLAN" shall have the meaning set forth in
     Section 5.17(e).

             "CANADIAN SELLER EMPLOYEE" means each employee of Canadian Seller engaged in the conduct of the Business at the Winnipeg, Manitoba, Canada facility of such Seller.

             "CANADIAN TRANSFERRED EMPLOYEES" shall have the meaning set forth in Section 7.01(b).

             "CANADIAN UNION CONTRACT" shall have the meaning set forth in
     Section 2.01(b)(viii).

             "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and the rules and regulations promulgated thereunder.

             "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System, as provided for by 40 C.F.R.
     Section 300.5.

             "CHINA WARRANTY CLAIM" shall have the meaning set forth in Section 2.02(b)(viii).

             "CLAIM NOTICE PERIOD" shall have the meaning set forth in Section 13.04(b).

             "CLAREMONT TANGIBLE ASSETS" shall have the meaning set forth in
     Section 5.25 hereof.

             "CLOSING" shall have the meaning set forth in Section 4.01.

             "CLOSING DATE" shall have the meaning set forth in Section 4.01.

             "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

             "COMMITMENT" shall have the meaning set forth in Section 6.08.

             "COMPETITION ACT" means Competition Act R.S.C. 1985 C-34 1985, as amended, and the regulations promulgated thereunder.

             "CONFIDENTIAL INFORMATION" shall have the meaning set forth in
     Section 10.02.

             "CONTRACT" means all written or oral contracts, agreements, license agreements, sublicenses, assignments, purchase agreements, indentures, mortgages, instruments of indebtedness, security agreements, guaranties, purchase orders, sales orders, offers to sell, distribution agreements, rights to discounts, maintenance agreements and rights under any of the foregoing.

             "COVENANT-NOT-TO-COMPETE" shall mean the Noncompetition Agreement attached hereto as Exhibit Q.

             "EMPLOYEES" means all U.S. Seller Employees and all Canadian Seller Employees.

             "ENVIRONMENTAL CONSULTANT" shall have the meaning set forth in
     Section 10.06.

             "ENVIRONMENTAL LAW" means all Laws and Orders concerning pollution or protection of the environment, public health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, groundwater, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes including, without limitation, CERCLA, the Resource Conservation and Recovery Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, the Toxic Substance Control Act, as amended, and similar state, provincial, municipal and local laws, rules and regulations, in all cases as in existence on the Closing Date.

             "ESTIMATED CANADIAN BUSINESS VALUE" shall have the meaning set forth in Section 3.01(a)(B).

             "EXCLUDED ASSETS" shall have the meaning set forth in Section 2.01(c).

             "FINAL CLOSING DATE SCHEDULE OF NET ASSETS" shall have the meaning set forth in Section 3.02(a).

             "FINANCIAL STATEMENTS" shall have the meaning set forth in Section 5.05.

             "GAAP" means generally accepted accounting principles, consistently applied.

             "GOVERNMENTAL AUTHORITY" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, Canada, any other country or any domestic or foreign state, county, city or other political subdivision.

             "HAZARDOUS MATERIAL" means (A) any petroleum, hazardous or toxic petroleum-derived substances or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls (PCBs); and (B) any chemicals or other materials or substances which are regulated, classified or defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants", "pollutant" or "contaminant" or any similar denomination intended to classify substances by reason of toxicity, carcinogenicity, ignitability, corrosivity or reactivity under any Environmental Law.

             "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

             "IMPROVEMENTS" shall have the meaning set forth in Section 2.01(b)(i).

             "INDEMNIFIED PARTY" means any Person claiming indemnification under any provision of Article XIII hereof.

             "INDEMNIFYING PARTY" means any Person against whom a claim for indemnification is being asserted under any provision of Article XIII.

             "INDEMNITY NOTICE" shall have the meaning set forth in Section 13.04(b).

             "INDEMNITY RESPONSE PERIOD" shall have the meaning set forth in
     Section 13.04(b).

             "INSURANCE PROGRAMS" shall have the meaning set forth in Section 2.01(c)(iv).

             "INTELLECTUAL PROPERTY" means (a) inventions (whether patentable or unpatentable and whether or not reduced to practice), improvements thereto, and patents, patent applications, and patent disclosures, together with reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) trademarks, service marks, trade dress, logos, trade names, and corporate names, together with translations, adaptations, derivations, and combinations thereof and applications, registrations, and renewals in connection therewith, (c) copyrightable works, copyrights, and applications, registrations and renewals in connection therewith, (d) mask works and applications, registrations and renewals in connection therewith, (e) all trade secrets and confidential business information (including, but not limited to, ideas, research and development, know-how, formulae, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, engineering notebooks, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) computer software and firmware (including data and related documentation),
     (g) industrial designs and applications therefor and (h) rights under and remedies against infringement of any of the foregoing, and rights to protection of interests in any of the foregoing under the laws of any jurisdiction.

             "INVENTORY" shall have the meaning set forth in Section
     2.01(b)(iii).

             "IRS" means the Internal Revenue Service, and successor thereof.

             "JOINT CONTRACTS" shall have the meaning set forth in Section 5.25 hereof.

             "KNOWLEDGE OF SELLER" or "KNOWN TO SELLER" means the knowledge of Olivier Houssin, Chairman of U.S. Seller and Canadian Seller, Marvin S. Edwards, Jr., President of U.S. Seller and Vice President-Finance of Canadian Seller, C. J. Phillips, President of Alcatel Telecommunications Cable Division, Patrick J. Noonan, General Counsel and Secretary of Canadian Seller and U.S. Seller, Ronald K. Boyd, Controller of U.S. Seller, Glen Heiar, Controller of Canadian Seller, Richard P. Campbell, Tax Director of U.S. Seller and Canadian Seller, and Kathy L. Isenhour, Americas Risk Manager of U.S. Seller and Canadian Seller, Harold Karp, General Manager, Copper Cable Business, Peter Voyer, Plant Manager, Elizabethtown, Kentucky, U.S.A. facility, Paul Newhart, Plant Manager, Tarboro, North Carolina, U.S.A. facility and William Van Duren, Plant Manager, Winnipeg, Manitoba, Canada facility.

             "LAWS" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, Canada, any foreign country or any domestic or foreign state, province, county, city, municipality or other political subdivision or of any Governmental Authority.

             "LENDER" shall have the meaning set forth in Section 6.08.

             "LIABILITIES" means all indebtedness, obligations and other liabilities of a Person (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or whether due or to become due).

             "LICENSES" means all licenses, permits, certificates of authority, variances, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental Authority.

             "LIENS" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

             "LOSSES" means any and all damages, fines, costs, fees, penalties, deficiencies, losses, amounts paid in settlement and expenses (including without limitation interest, court costs, fees of attorneys, accountants, consultants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment).

             "MATERIAL ADVERSE CHANGE" shall have the meaning set forth in
     Section 5.06.

             "MATERIAL CONTRACTS" shall have the meaning set forth in Section 5.12(a).

             "NPL" means the National Priorities List under CERCLA.

             "NET ASSET VALUE" shall have the meaning set forth in Section 3.02(a).

             "NEUTRAL ACCOUNTANTS" shall have the meaning set forth in Section 3.02(a).

             "NON-UNION HOURLY PENSION BENEFIT AMOUNT" shall have the meaning set forth in Section 7.02(c)(ii).

             "NON-UNION HOURLY PENSION BENEFIT TRANSFER DATE" shall have the meaning set forth in Section 7.02(c)(ii).

             "OBJECTION PERIOD" shall have the meaning set forth in Section 3.02(a).

             "ORDER" means any writ, judgment, decree, injunction or similar order, directive or other requirement of any Governmental Authority (in each such case whether preliminary or final).

             "ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

             "PERMITTED LIEN" means (i) any Lien for Taxes not yet due or delinquent or being contested in good faith by appropriate proceedings,
     (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a Liability that is not yet due or delinquent and (iii) any minor imperfection of title or recorded easements, covenants or other restrictions which individually or in the aggregate with other such items could not reasonably be expected to have a material adverse effect on the Business or the use of the Assets in the Business as currently conducted.

             "PERSON" means any natural person, corporation, general partnership, limited partnership, proprietorship, limited liability company, joint venture, other business organization, trust, union, association or Governmental Authority.

             "PERSONAL PROPERTY LEASES" shall have the meaning set forth in
     Section 2.01(b)(vi).

             "PHASE I REPORT" shall have the meaning set forth in Section 10.06.

             "PHASE II REPORT" shall have the meaning set forth in Section
     10.06.

             "PRELIMINARY CLOSING DATE SCHEDULE OF NET ASSETS" shall have the meaning set forth in Section 3.02(a).

             "PREPAID EXPENSES" shall have the meaning set forth in Section 2.01(b)(ix).

             "PROCEDURES" shall have the meaning set forth in Section 3.02(a).

             "PURCHASE PRICE" shall have the meaning set forth in Section
     3.01(a).

             "PURCHASER" shall have the meaning set forth in the recitals.

             "PURCHASERS" shall have the meaning set forth in the recitals.

             "REAL PROPERTY" shall have the meaning set forth in Section 2.01(b)(i).

             "REAL PROPERTY LEASES" shall have the meaning set forth in Section 2.01(b)(ii).

             "RELATED AGREEMENTS" means, collectively, the U.S. Bill of Sale in the form of EXHIBIT M hereto, the Canadian General Conveyance in the form of EXHIBIT N hereto, the U.S. Assumption Agreement in the form of EXHIBIT O hereto, the Canadian Assumption Agreement in the form of EXHIBIT P hereto, and the Noncompetition Agreement in the form of EXHIBIT Q hereto.

             "RELEASE" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

             "REMEDIAL WORK" shall have the meaning set forth in Section 10.11.

             "REMEDIATION COMMITMENT" shall have the meaning set forth in
     Section 10.06.

             "RETAINED CANADIAN LIABILITIES" shall have the meaning set forth in
     Section 2.02(c).

             "RETAINED LIABILITIES" shall have the meaning set forth in Section 2.02(c).

             "RETAINED U.S. LIABILITIES" shall have the meaning set forth in
     Section 2.02(c).

             "REVIEW PERIOD" shall have the meaning set forth in Section
     3.02(a).

             "SAFE HARBOR EQUIPMENT" shall have the meaning set forth in Section 2.02(b)(iii).

             "SAFE HARBOR LEASES" shall have the meaning set forth in Section 2.02(b)(iii).

             "SALARIED PENSION BENEFIT AMOUNT" shall have the meaning set forth in Section 7.02(d)(ii).

             "SALARIED PENSION BENEFIT TRANSFER DATE" shall have the meaning set forth in Section 7.02(d)(ii).

             "SELLER" shall have the meaning set forth in the recitals.

             "SELLER LETTERS OF CREDIT" shall have the meaning set forth in
     Section 9.02.

             "SELLERS" shall have the meaning set forth in the recitals.

             "TANGIBLE PERSONAL PROPERTY" shall have the meaning set forth in
     Section 2.01(b)(v).

             "TAX" means any federal, state, local, provincial, municipal or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, employer health, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, goods and services, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

             "TAX RETURNS" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

             "THIRD PARTY CLAIM" shall have the meaning set forth in Section 13.04(a).

             "THIRD PARTY CLAIM NOTICE" shall have the meaning set forth in
     Section 13.04(a).

             "THIRD PARTY CLAIM NOTICE PERIOD" shall have the meaning set forth in Section 13.04(a).

             "THIRD PARTY CLAIM RESPONSE PERIOD" shall have the meaning set forth in Section 13.04(a).

             "TRANSFEREE NON-UNION HOURLY PENSION PLAN" shall have the meaning set forth in Section 7.02(c)(i).

             "TRANSFEREE SALARIED PLAN" shall have the meaning set forth in
     Section 7.02(d)(i).

             "U.S. ASSETS" shall have the meaning set forth in Section 2.01(a).

             "U.S. BUSINESS" shall have the meaning set forth in the recitals.

             "U.S. LEASED REAL PROPERTY" shall have the meaning set forth in
     Section 5.07(a).

             "U.S. OWNED REAL PROPERTY" shall have the meaning set forth in
     Section 5.07(a).

             "U.S. PURCHASER" shall have the meaning set forth in the recitals.

             "U.S. PURCHASER'S SAVINGS PLAN" shall have the meaning set forth in
     Section 7.02(e)(iii).

             "U.S. REPURCHASE AMOUNT" shall have the meaning set forth in
     Section 10.12.

             "U.S. SELLER" shall have the meaning set forth in the recitals.

             "U.S. SELLER BENEFIT PLAN" shall have the meaning set forth in
     Section 5.17(a).

             "U.S. SELLER EMPLOYEE" means each employee of U.S. Seller engaged in the conduct of the Business at the Elizabethtown, Kentucky, U.S.A. or Tarboro, North Carolina, U.S.A. facilities of such Seller, or at the Schaumberg, Illinois, U.S.A., Overland Park, Kansas, U.S.A., or Greensboro, North Carolina, U.S.A. sales offices of such Seller or identified on
     SCHEDULE XV hereto.

             "U.S. SELLER ERISA AFFILIATE" shall have the meaning set forth in
     Section 5.17(b).

             "U.S. SELLER'S NON-UNION HOURLY PENSION PLAN" shall have the meaning set forth in Section 7.02(c)(i).

             "U.S. SELLER'S SALARIED PENSION PLAN" shall have the meaning set forth in Section 7.02(d)(i).

             "U.S. SELLER'S SAVINGS PLAN" shall have the meaning set forth in
     Section 7.02(e)(i).

             "U.S. TRANSFERRED EMPLOYEES" shall have the meaning set forth in
     Section 7.01(a).

             "U.S. UNION CONTRACT" shall have the meaning set forth in Section 2.01(b)(viii).

             "UNION HOURLY PENSION PLAN" shall have the meaning set forth in
     Section 7.02(b)(i).

             "UNION HOURLY PENSION BENEFIT AMOUNT" shall have the meaning set forth in Section 7.02(b)(i).

             "UNION HOURLY PENSION BENEFIT TRANSFER DATE" shall have the meaning set forth in Section 7.02(b)(ii).

             "UPDATE PERIOD" shall have the meaning set forth in Section 10.14.

             "VEHICLES" shall have the meaning set forth in Section
     2.01(b)(xii).


                                   ARTICLE XVI

                                  MISCELLANEOUS

     Section 16.01 NOTICES. All notices, requests and other communications hereunder shall be in writing and will be deemed to have been duly given (a) when personally delivered, (b) when sent by telefax to a party at the number listed below for such party, (c) three (3) days after the day on which the same has been delivered prepaid to a national (only in the case of notices within the continental United States) or an international courier service or (d) three (3) days after the deposit in the United States mail, registered or certified, return receipt requested, postage prepaid, in each case addressed to the party to whom such notice is to be given at the following address for such party:

     If to Purchaser:         The Alpine Group, Inc.
                                   1790 Broadway
                                   New York, New York  10019
                                   Attn: Chairman of the Board
                                   Facsimile No.: (212) 757-3423
                                   and

                                   Superior Teletec Inc.
                                   150 Interstate North Parkway
                                   Suite 300
                                   Atlanta, Georgia  30339
                                   Attn:  President
                                   Facsimile No.: (404) 984-3218

     With copies to:          Proskauer Rose Goetz & Mendelsohn
                                     LLP
                                   1585 Broadway
                                   New York, New York  10036
                                   Attn: Ronald R. Papa, Esq.
                                   Facsimile No.: (212) 969-2900

     If to Sellers:           Alcatel NA Cable Systems, Inc.
                                   39 Second Street, NW
                                   Hickory, North Carolina  28601
                                   Attn: Marvin S. Edwards, Jr.,
                                         President
                                   Facsimile No.: (704) 328-9117

     With copies to:          Alcatel Canada Wire Inc.
                                   250 Ferrand Drive
                                   North York, Ontario M3C 3J4
                                   CANADA
                                   Attn: Patrick J. Noonan, Esq.,
                                         General Counsel
                                   Facsimile No.: (416) 424-5192

Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

     Section 16.02 BULK TRANSFER COMPLIANCE. Sellers and Purchasers hereby waive compliance with the provisions of Article 6 of the Uniform Commercial Code, entitled "Uniform Commercial Code - Bulk Transfers" or comparable Laws relating to bulk transfers as adopted in the various jurisdictions in which the Assets are located, to the extent applicable to the transactions contemplated hereby. Sellers shall indemnify and save harmless Purchasers from and against any and all Losses, arising out of Sellers' noncompliance with said bulk transfer laws except to the extent arising out of Purchasers' failure to pay, perform and discharge the Assumed Liabilities as and when due.

     Section 16.03 FEES AND EXPENSES. Subject to the provisions of Section 3.02(a) with respect to the fees paid to the Neutral Accountants, and Section
10.06 with respect to the fees and costs of the Environmental Consultant, Sellers, on the one hand, and the Purchasers, on the other hand, shall each bear their own expenses in connection with the negotiation and preparation of this Agreement, all documents and instruments contemplated hereby, the Related Agreements and the consummation of the transactions contemplated hereby, including without limitation the fees and expenses of their respective counsel, accountants, investment bankers and consultants.

     Section 16.04 PUBLIC ANNOUNCEMENTS. Simultaneous with the execution of this Agreement, the parties hereto shall issue the press release with respect to the transactions contemplated hereby in the form of SCHEDULE 16.04 hereof.

     Section 16.05 ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements among the parties with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

     Section 16.06 WAIVER; REMEDIES. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

     Section 16.07 AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

     Section 16.08 BENEFITS AND BINDING EFFECT. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

     Section 16.09 CAPTIONS. The captions used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

     Section 16.10 EXHIBITS AND SCHEDULES. All exhibits and schedules referred to in this Agreement, all attachments to exhibits or schedules, and any other attachment to this Agreement are hereby incorporated by reference into this Agreement and hereby are made a part of this Agreement as if set out in full herein.

     Section 16.11 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the Laws of the State of North Carolina applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

     Section 16.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

     Section 16.13 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction, shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 16.14 NO THIRD PARTY BENEFICIARY. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   SELLERS:

                                   ALCATEL NA CABLE SYSTEMS, INC.

                                   By: /S/ M. S. EDWARDS, JR.
                                      ----------------------------

                                   Name: M. S. Edwards, Jr.
                                        --------------------------

                                   Title: President
                                         -------------------------

                                   ALCATEL CANADA WIRE INC.

                                   By: /S/ M. S. EDWARDS, JR.
                                      ----------------------------

                                   Name: M. S. Edwards, Jr.
                                        --------------------------

                                   Title: President
                                         -------------------------

                                   PURCHASERS:

                                   SUPERIOR TELETEC INC.

                                   By: /S/ JUSTIN F. DEEDY, JR.
                                      ----------------------------

                                   Name: Justin F. Deedy, Jr.
                                        --------------------------

                                   Title: President
                                         -------------------------

                                   SUPERIOR CABLE CORPORATION

                                   By: /S/ BRAGI F. SCHUT
                                      ----------------------------

                                   Name: Bragi F. Schut
                                        --------------------------

                                   Title: President
                                         -------------------------



The undersigned joins in this Asset Purchase Agreement as a party hereto for the purpose of agreeing to be bound by Section 3.04 hereof and Section 13.04(c) hereof.

                                   THE ALPINE GROUP, INC.,
                                     a Delaware corporation

                                   By: /S/ BRAGI F. SCHUT
                                      ----------------------------

                                   Name: Bragi F. Schut
                                        --------------------------

                                   Title: Executive Vice President
                                         -------------------------

                                INDEX OF EXHIBITS


Exhibit A                     Seller Bring-Down Certificate

Exhibit B                     Form of Deeds

Exhibit C                     Form of Officers' Certificate of Seller

Exhibit D                     Form of Secretary's Certificate of Seller

Exhibit E                     Form of Incumbency Certificate of Seller

Exhibit F                     Form of Moore & Van Allen, PLLC Opinion Letter

Exhibit G                     Form of Stikeman, Elliott Opinion Letter

Exhibit H                     Purchaser Bring-Down Certificate

Exhibit I                     Form of Officer's Certificate of Purchaser

Exhibit J                     Form of Secretary's Certificate of Purchaser

Exhibit K                     Form of Incumbency Certificate of Purchaser

Exhibit L                     Form of Proskauer Rose Goetz & Mendelsohn Opinion
                              Letter

Exhibit M                     U.S. Bill of Sale

Exhibit N                     Canadian General Conveyance

Exhibit O                     U.S. Assumption Agreement

Exhibit P                     Canadian Assumption Agreement

Exhibit Q                     Noncompetition Agreement